THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

LETTER FOR MEMBERS

Dear Member:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled special meetings of contractholders for August 2, 2013, to seek approval of three mergers. At the meetings, the contractholders for each of the series of the Fund listed in the first column below (each a “Target Portfolio”) will be asked to consider and approve an Agreement and Plan of Reorganization (an “Agreement”) providing for its reorganization into the Fund series listed in the second column below (the “Acquiring Portfolio”).

TARGET PORTFOLIO	ACQUIRING PORTFOLIO
Thrivent Partner All Cap Growth Portfolio	Thrivent Large Cap Stock Portfolio
Thrivent Partner All Cap Value Portfolio	Thrivent Large Cap Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio	Thrivent Large Cap Stock Portfolio

If you are not planning to attend the meeting in person, please vote before August 2nd in one of the ways described below.

If a merger is approved, your shares will automatically be transferred into the corresponding Acquiring Portfolio listed above. We will send you a written confirmation after this takes place. This transfer is not considered a taxable event. (Of course, you may exchange your shares to a completely different series, which will not count as one of your permitted annual exchanges.)

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via internet: see the instructions on the enclosed proxy card.

•	Via telephone: see the instructions on the enclosed proxy card.

•	Via mail: use the enclosed proxy card and postage-paid envelope.

•	In person: attend the shareholder meeting on August 2nd at the Thrivent Financial corporate office in Minneapolis.

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If you’d like more information about the Portfolios, you may order a statement of additional information to the Portfolios’ prospectuses, a shareholder report or the statement of additional information regarding the proposed Portfolio reorganizations (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836)

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet: www.proxy-direct.com/thr-24463

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

2

EXPLANATORY NOTE

This Registration Statement is organized as follows:

Thrivent Partner All Cap Growth Portfolio	Page 4
• Questions & Answers for Contractholders of Thrivent Partner All Cap Growth Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner All Cap Growth Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Partner All Cap Value Portfolio	Page 36
• Questions & Answers for Contractholders of Thrivent Partner All Cap Value Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner All Cap Value Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Partner Socially Responsible Stock Portfolio	Page 67
• Questions & Answers for Contractholders of Thrivent Partner Socially Responsible Stock Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner Socially Responsible Stock Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Statement of Additional Information regarding the Proposed Reorganizations
Part C Information
Exhibits

Questions & Answers

For Contractholders of Thrivent Partner All Cap Growth Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner All Cap Growth Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a fund that pursues the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have the same investment objective, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for both the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the prior one- and two-year periods, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-24463

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Thrivent Partner All Cap Growth Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 2, 2013

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner All Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013 at 9:00 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 5, 2013 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own.
In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 10, 2013

David S. Royal

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER ALL CAP GROWTH PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

June 10, 2013

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner All Cap Growth Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 2, 2013 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If contractholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following document, having been filed with the Securities and Exchange Commission (the “SEC”), is incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2013 and as supplemented through the date hereof.

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference:

•	A Statement of Additional Information, dated June 10, 2013, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2013 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is June 10, 2013. The Prospectus/Proxy Statement will be sent to contractholders on or around June 14, 2013.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the prior one- and two-year periods, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have the same investment objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. Under normal circumstances, the Target Portfolio invests in securities that seem to offer the best opportunities for growth, provided such securities satisfy certain criteria set by the subadviser. The Target Portfolio seeks to invest substantially all of its portfolio in securities of companies with large and mid-sized market capitalizations. The Target Portfolio invests primarily in equity securities issued by U.S. companies. The Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies with large-sized market capitalizations.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 2, 2013. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 16, 2013, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. The Target Portfolio generally invests substantially all of its portfolio in securities of companies with large and mid-sized market capitalizations. The Target Portfolio invests primarily in equity securities issued by U.S. companies. Under normal circumstances, the Target Portfolio seeks out securities that, in the opinion of the Portfolio’s subadviser Calamos Advisors LLC (“Calamos”), offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the subadviser uses quantitative screens to identify companies with high growth rates relative to their industry. Next, the subadviser screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The subadviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction, including diversification and how individual securities may fit in the overall portfolio of the Target Portfolio.

The Target Portfolio seeks to ensure substantially all of its portfolio will consist of securities of companies with large and midsized market capitalizations. Calamos generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Target Portfolio invests primarily in equity securities issued by U.S. companies.

When buying and selling securities, Calamos focuses on a company’s financial soundness, earnings and cashflow forecast and quality of management. In constructing its portfolio, the Calamos seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company and industry and by also focusing on macro-level investment themes. Calamos performs its own fundamental investment research techniques, in addition to relying upon outside sources.

The Acquiring Portfolio is subject to an 80% investment requirement; it invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies which have market capitalizations similar to those in the S&P 500 Index, the Russell 1000® Index, or the large company market capitalizations classifications published by Lipper, Inc. The Acquiring Portfolio does not seek to invest primarily in securities with mid-sized market capitalizations. The Acquiring Portfolio invests primarily in common stocks. The adviser of the Acquiring Portfolio uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Large Cap Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. The Target Portfolio is also subject to Mid Cap Risk. The Acquiring Portfolio, unlike the Target Portfolio, is subject to Foreign Securities Risk. These risks are described below.

It is important to note that, in the event that the mid-cap securities markets were to perform well, the Target Portfolio, if it were still in existence, may outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectation, its stock prices may fall dramatically.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Additional principal risks to which only the Acquired Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $82 billion in assets as of December 31, 2012, including approximately $32 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged Calamos Advisors LLC (“Calamos”) to subadvise the Target Portfolio. Calamos has served as the subadviser of the Target Portfolio since its inception in 2008. Calamos and its predecessors have been providing asset management services since 1977 and, as of December 31, 2012, managed approximately $30.6 billion in assets. Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos employs a team approach to portfolio management, led by the Co-Chief Investment Officers (the “Co-CIOs”) and comprised generally of the Co-CIOs, directors, co-heads of research and investments, senior strategy analysts, intermediate analysts, and junior analysts. John P. Calamos, Sr. and Gary D. Black, Co-CIOs of Calamos, generally focus on firmwide risk management and the top-down approach of diversification by country and industry sector. As Co-CIOs, John P. Calamos, Sr. and Gary D. Black direct the team’s focus on macro themes, upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Co-CIOs, the co-heads of research and investments and the Co-Portfolio Managers. Jeff Scudieri and Jon Vacko are responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation as the co-heads of research and investments. John Hillenbrand, Steve Klouda, Dennis Cogan, Nick Niziolek, and Joe Wysocki are each Co-Portfolio Managers.

During the past five years, the following portfolio managers held the positions indicated with Calamos Investment Trust (the “Trust”) and Calamos: John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO, and co-CIO of Calamos and its predecessor company. Gary D. Black has been Co-Chief Investment Officer for the Target Portfolio and Executive Vice President, Chief Investment Officer, and Global Co-Chief Investment Officer of Calamos since August 2012. Prior thereto, Mr. Black served as Chief Executive Officer, Chief Investment Officer, and a founding member of Black Capital LLC from July 2009 until August 2012. He served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009. Jeff Scudieri joined Calamos in 1997 and has been Senior Vice President and Co-Head of Research and Investments since July 2010; prior thereto, he was a senior strategy analyst from September 2002 through July 2010. Jon Vacko joined Calamos in 2000 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010; prior thereto, he was a senior strategy analyst from September 2002 through July 2010. John Hillenbrand joined Calamos in 1994 and has been has been a Co-Portfolio Manager since March 2013; prior thereto, he was a senior strategy analyst. Steve Klouda joined Calamos in 1994 and has been has been a Co-Portfolio

Manager since March 2013; prior thereto, he was a senior strategy analyst. Dennis Cogan joined Calamos in March 2005 and has been has been a Co-Portfolio Manager since March 2013; prior thereto, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been has been a Co-Portfolio Manager since March 2013; prior thereto, he was a senior strategy analyst. Joe Wysocki joined Calamos in October 2003 and has been a Co-Portfolio Manager since March 2013; prior thereto, he was a senior strategy analyst.

David C. Francis, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Acquiring Portfolio since 2011 and 2013, respectively. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.950% on the first $250 million of average daily net assets
0.900% of average daily net assets over $250 million

Acquiring Portfolio
0.650% of average daily net assets up to $500 million
0.575% of average daily net assets greater than $500 million but not greater than $750 million
0.550% of average daily net assets greater than $750 million but not greater than $1 billion
0.475% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.450% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.425% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Target Portfolio were 0.95% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Acquiring Portfolio were 0.64% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Portfolio, the Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the net annual portfolio operating expenses (excluding acquired (underlying) portfolio fees and expenses, if any) to an annual rate of 1.00% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2012, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2012, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming that the Target Portfolio, Thrivent Partner All Cap Value Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with the Target Portfolios)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A

	Actual			Pro Forma
	Target Portfolio		Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger with the Target Portfolios)
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%		0.64%	0.64%	0.63%
Other Expenses	0.89%		0.05%	0.05%	0.05%
Total Annual Operating Expenses	1.84%		0.69%	0.69%	0.68%
Less Expense Reimbursement	0.84	%(1)	—	—	—
Net Annual Portfolio Operating Expenses	1.00%		0.69%	0.69%	0.68%

(1)

The Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of 1.00% of the average daily net assets of the shares.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2012, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$102	$70	$69
Three Years	$497	$221	$218
Five Years	$917	$384	$379
Ten Years	$2,090	$859	$847

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2012, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 121% and 61%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the

New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Directors.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board of Directors, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2012, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolios)
Net assets
Portfolio Net Assets	$12,842,385	$622,532,882	$650,532,697
Net asset value per share
Net asset value	$10.39	$9.22	$9.22
Shares outstanding
Portfolio Shares	1,235,981	67,525,986	70,563,106

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 1.4 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten fiscal years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner All Cap Growth Portfolio

Thrivent Large Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 20.22% (for the quarter ended June 30, 2009) and its lowest quarterly return was -19.10% (for the quarter ended September 30, 2011). Since its inception, the Acquiring Portfolio’s highest quarterly return was 16.13% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.18% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell 3000® Growth Index, which measures the performance of the broad growth segment of U.S. equities. The Acquiring Portfolio’s benchmark is the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2012 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2012

	Target Portfolio		Acquiring Portfolio
	Past 1 Year	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	11.15%	0.82%	14.90%	-0.69%	4.90%
Russell 3000® Growth Index (reflects no deductions for fees, expenses or taxes)	15.21%	4.68%	—	—	—
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	—	—	16.00%	1.66%	7.10%

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 4 and in the Questions and Answers preceding this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio Shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for Shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 16, 2013 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its Shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute Shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the prior one- and two-year periods, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $107,000 ($320,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 66,586,000.71 shares. As of June 5, 2013, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of June 5, 2013, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	17,478,825.18	26.25%
Thrivent Moderate Allocation Portfolio	20,288,754.41	30.47%
Thrivent Moderately Aggressive Allocation Portfolio	21,893,477.03	32.88%

At the close of business on the Record Date, the Target Portfolio had outstanding 1,174,494.96 shares. As of June 5, 2013, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of June 5, 2013, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	1,096,038.70	93.32%
Thrivent Life Insurance Company	78,456.26	6.68%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Record Date

The Board has fixed the close of business on June 5, 2013 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 21, 2013. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner All Cap Value Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner All Cap Value Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a fund that pursues the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have the same investment objective, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for both the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-24463

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Thrivent Partner All Cap Value Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 2, 2013

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner All Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013 at 9:10 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 5, 2013 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet- Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By telephone- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By mail- If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 10, 2013

David S. Royal

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER ALL CAP VALUE PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

June 10, 2013

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner All Cap Value Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 2, 2013 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If contractholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following document, having been filed with the Securities and Exchange Commission (the “SEC”), is incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2013 and as supplemented through the date hereof.

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference:

•	A Statement of Additional Information, dated June 10, 2013, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2013 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is June 10, 2013. The Prospectus/Proxy Statement will be sent to contractholders on or around June 14, 2013.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the prior one-year period, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have the same investment objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. The Target Portfolio invests primarily in the equity securities of small, medium, and large capitalization U.S. companies that are believed to be undervalued, although it may also invest up to 35% of its total assets in foreign equity securities (including emerging markets securities). The Target Portfolio may invest in common stock, preferred stock, and securities convertible into common stock. The Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies with large-sized market capitalizations. The Acquiring Portfolio invests primarily in common stocks; investing in convertible securities is not a principal strategy of the Acquiring Portfolio.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 2, 2013. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 16, 2013, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. The Target Portfolio invests primarily in the equity securities of small, medium, and large capitalization U.S. companies that are believed to be undervalued, although it may also invest up to 35% of its total assets in foreign equity securities (including emerging markets securities). The Target Portfolio may invest in common stock, preferred stock, and securities convertible into common stock. The Target Portfolio may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. At times, the Target Portfolio may not hold any stocks within one or more of these capitalization ranges.

The Target Portfolio’s subadviser, OppenheimerFunds, Inc. (“OFI”), selects securities for purchase and sale by the portfolio using a value investing style to seek securities that are undervalued in the marketplace. Value investing uses fundamental analysis to select securities that it believes are not fully recognized by, or are temporarily out of favor with, the market. OFI considers the following factors, which are subject to change and are not necessarily relevant in each instance, in assessing a company’s prospects: analysis of a company’s financial statements, analysis of future earnings potential, the current value of company assets, estimates of borrowing requirements and debt maturity schedules, present and anticipated cash flows and allocation of capital, new product or business line developments, supply and demand conditions for key products, long-term sales potential, operations and industry position, and management structure and expertise. OFI also monitors individual issuers for changes in their business fundamentals or prospects that could trigger a decision to sell a security and may consider selling a stock for one or more of the following reasons, which are subject to change: the security price approaches the target price; the company’s fundamentals appear to be deteriorating; or more appealing investment opportunities arise.

The Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies which have market capitalizations similar to those in the S&P 500 Index, the Russell 1000® Index, or the large company market capitalizations classifications published by Lipper, Inc. The Acquiring Portfolio invests primarily in common stocks; investing in convertible securities is not a principal strategy of the Acquiring Portfolio. The Acquiring Portfolio’s adviser, Thrivent Financial, uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Large Cap Risk, Foreign Securities Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. The Target Portfolio is also subject to Small and Mid Cap Risk and Emerging Markets Risk. These risks are described below.

It is important to note that, in the event that the mid-cap securities markets were to perform well, the Target Portfolio, if it were still in existence, may outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country should cause the Portfolio’s share price to decline.

Additional principal risks to which only the Acquired Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $82 billion in assets as of December 31, 2012, including approximately $32 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged OppenheimerFunds, Inc. (“OFI”) to subadvise the Target Portfolio. OFI has served as the subadviser of the Target Portfolio since its inception in 2008. OFI has been an investment adviser since 1960 and together with its affiliates, managed more than $195 billion in assets, including other mutual funds, as of December 31, 2012. OFI is located at Two World Financial Center, New York, NY 10281. Laton Spahr, CFA, serves as portfolio manager of the Target Portfolio. Mr. Spahr has been a Senior Vice President of the OFI since March 2013. Prior to joining the OFI, he was a senior portfolio manager from 2003 to 2013 and an equity analyst from 2001 to 2002 for Columbia Management Investment Advisers, LLC.

David C. Francis, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Acquiring Portfolio since 2011 and 2013, respectively. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.750% on the first $50 million of average daily net assets
0.700% of average daily net assets over $50 million

Acquiring Portfolio
0.650% of average daily net assets up to $500 million
0.575% of average daily net assets greater than $500 million but not greater than $750 million
0.550% of average daily net assets greater than $750 million but not greater than $1 billion
0.475% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.450% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.425% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Target Portfolio were 0.75% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Acquiring Portfolio were 0.64% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Portfolio, the Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the net annual portfolio operating expenses (excluding acquired (underlying) portfolio fees and expenses, if any) to an annual rate of 0.98% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2012, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2012, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming that the Target Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual			Pro Forma
	Target Portfolio		Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)	Acquiring Portfolio (assuming merger of the Target Portfolios)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A		N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A		N/A	N/A	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.64%	0.64%	0.63%
Other Expenses	1.92%		0.05%	0.05%	0.05%
Total Annual Operating Expenses	2.67%		0.69%	0.69%	0.68%
Less Expense Reimbursement	1.69	%(1)	—	—	—
Net Annual Portfolio Operating Expenses	0.98%		0.69%	0.69%	0.68%

(1)

The Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of 0.98% of the average daily net assets of the shares.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2012, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$100	$70	$69
Three Years	$668	$221	$218
Five Years	$1,264	$384	$379
Ten Years	$2,878	$859	$847

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2012, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 121% and 118%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Directors.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board of Directors, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2012, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of the Target Portfolios)
Net assets
Portfolio Net Assets	$5,979,400	$622,532,882	$650,532,697
Net asset value per share
Net asset value	$9.01	$9.22	$9.22
Shares outstanding
Portfolio Shares	663,334	67,525,986	70,563,106

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 0.6 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten fiscal years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner All Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 21.26% (for the quarter ended June 30, 2009) and its lowest quarterly return was -21.00% (for the quarter ended September 30, 2011). Since its inception, the Acquiring Portfolio’s highest quarterly return was 16.13% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.18% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Russell 3000® Value Index, which measures the performance of the broad value segment of U.S. equities. The Acquiring Portfolio’s benchmark is the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2012 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2012

	Target Portfolio		Acquiring Portfolio
	Past 1 Year	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	11.74%	-1.32%	14.90%	-0.69%	4.90%
Russell 3000® Value Index (reflects no deductions for fees, expenses or taxes)	17.55%	1.82%	—	—	—
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	—	—	16.00%	1.66%	7.10%

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 36 and in the Questions and Answers preceding this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio Shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for Shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 16, 2013 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the

Target Portfolio a number of its Shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute Shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has better performance than the Target Portfolio for the one-year period, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio will have unutilized capital loss carryforwards of approximately $46,000. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s $46,000 capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $107,000 ($320,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 66,586,000.71 shares. As of June 5, 2013, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of June 5, 2013, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	17,478,825.18	26.25%
Thrivent Moderate Allocation Portfolio	20,288,754.41	30.47%
Thrivent Moderately Aggressive Allocation Portfolio	21,893,477.03	32.88%

At the close of business on the Record Date, the Target Portfolio had outstanding 686,770.65 shares. As of June 5, 2013, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of June 5, 2013, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	640,894.37	93.32%
Thrivent Life Insurance Company	45,876.28	6.68%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Record Date

The Board has fixed the close of business on June 5, 2013 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 21, 2013. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary
Thrivent Series Fund, Inc.

Questions & Answers

For Contractholders of Thrivent Partner Socially Responsible Stock Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a fund that pursues the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have the same investment objective, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for both the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has a better one-year performance record than the Target Portfolio, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates (e.g., a Thrivent-sponsored mutual fund) for their own account will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. Generally, neither shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-24463

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Thrivent Partner Socially Responsible Stock Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

To be Held on August 2, 2013

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013 at 9:20 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 5, 2013 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 10, 2013

David S. Royal

Secretary

Thrivent Series Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

June 10, 2013

This Prospectus/Proxy Statement is furnished to you as a contractholder of Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”). A special meeting of shareholders of the Target Portfolio will be held on August 2, 2013 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If contractholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Directors of the Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

The Acquiring Portfolio and the Target Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.” Each of the Acquiring Portfolio and the Target Portfolio is organized as a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The reorganization proposed for the Target Portfolio is not contingent upon the approval or completion of any other reorganization or merger.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following document, having been filed with the Securities and Exchange Commission (the “SEC”), is incorporated herein by reference:

•	The Thrivent Series Fund, Inc. Prospectus, dated April 30, 2013 and as supplemented through the date hereof.

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference:

•	A Statement of Additional Information, dated June 10, 2013, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

•	The Thrivent Series Fund, Inc. Statement of Additional Information, dated April 30, 2013 and as supplemented through the date hereof (the “Fund SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Portfolio as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Portfolio will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a contractholder upon request.

Copies of each Portfolio’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919.

The Portfolios file reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is June 10, 2013. The Prospectus/Proxy Statement will be sent to contractholders on or around June 14, 2013.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has a better one-year performance record than the Target Portfolio, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio contractholders would not experience any diminution in contractholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have the same investment objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth.

Despite this similarity, there are significant differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets in common stock. The Target Portfolio invests primarily in the common stocks of U.S. large-cap companies. The subadviser of the Target Portfolio selects investments on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. Like the Target Portfolio, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies with large-sized market capitalizations. The Acquiring Portfolio invests primarily in common stocks.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on August 2, 2013. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 16, 2013, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio both seek long-term capital growth. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets in common stock. The Target Portfolio invests primarily in the common stocks of U.S. large-cap companies. Calvert Investment Management, Inc. (“Calvert”), a subadviser of the Target Portfolio, selects investments on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. The Target Portfolio employs a two-part process for evaluating prospective investments. Investments are first selected for financial soundness by Atlanta Capital Management Company, LLC (“Atlanta Capital”), one of the Target Portfolio’s subadvisers, and then evaluated according to the Target Portfolio’s sustainable and socially responsible investment criteria, which are developed by Calvert. Investments must be consistent with the Portfolio’s current investment criteria, including financial, sustainability, and social responsibility factors. Atlanta Capital seeks established companies with a history of steady earnings growth. It selects companies that it believes have the ability to sustain growth through high profitability and the securities of which are favorably priced with respect to those growth expectations.

The Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies which have market capitalizations similar to those in the S&P 500 Index, the Russell 1000® Index, or the large company market capitalizations classifications published by Lipper, Inc. The Acquiring Portfolio invests primarily in common stocks. The Acquiring Portfolio’s adviser, Thrivent Financial, uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks. Both Portfolios are subject to Market Risk, Issuer Risk, Large Cap Risk, Foreign Securities Risk, and Investment Adviser Risk. Both Portfolios are also subject to Volatility Risk, though each may be subject to different types of volatility risk. The Target Portfolio is also subject to Mid Cap Risk. These risks are described below.

It is important to note that, in the event that the mid-cap securities markets were to perform well, the Target Portfolio, if it were still in existence, may outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Additional principal risks to which only the Target Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectation, its stock prices may fall dramatically.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Additional principal risks to which only the Acquired Portfolio is subject

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $82 billion in assets as of December 31, 2012, including approximately $32 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, to subadvise the Target Portfolio. Calvert has served as the subadviser of the Target Portfolio since its inception in 2008. Calvert has been managing mutual funds since 1976, and, as of December 31, 2012, managed $12 billion in assets. Calvert has engaged Atlanta Capital Management Company, LLC (“Atlanta Capital”) to assist in providing investment advice to the Target Portfolio. Atlanta Capital has been managing assets since 1969 and provides investment advisory services to a broad range of institutional and individual clients. As of December 31, 2012, Atlanta Capital managed $14.2 billion in assets. Atlanta Capital is located at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309.

Richard B. England, Managing Director-Equities and Principal at Atlanta Capital, is the Target Portfolio’s lead manager and has been with Atlanta Capital for over five years. Paul J. Marshall, CFA, Vice President and Principal at Atlanta Capital, is also a portfolio manager for the Portfolio. He has been with Atlanta Capital for over five years.

David C. Francis, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Acquiring Portfolio since 2011 and 2013, respectively. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.

The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.800% on the first $50 million of average daily net assets
0.775% of average daily net assets over $50 million

Acquiring Portfolio
0.650% of average daily net assets up to $500 million
0.575% of average daily net assets greater than $500 million but not greater than $750 million
0.550% of average daily net assets greater than $750 million but not greater than $1 billion
0.475% of average daily net assets greater than $1 billion but not greater than $2.5 billion
0.450% of average daily net assets greater than $2.5 billion but not greater than $5 billion
0.425% of average daily net assets over $5 billion

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Target Portfolio were 0.80% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2012, the contractual advisory fees for the Acquiring Portfolio were 0.64% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Portfolio, the Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the net annual portfolio operating expenses (excluding acquired (underlying) portfolio fees and expenses, if any) to an annual rate of 0.98% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2012, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2012, (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming the Reorganization had been completed as of the beginning of such period, and (iv) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2012, assuming that the Target Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner All Cap Value Portfolio (collectively referred to as the “Target Portfolios”) all merged into the Acquiring Portfolio as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of Target Portfolio)	Acquiring Portfolio (assuming merger of Target Portfolios)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A

	Actual			Pro Forma
	Target Portfolio		Acquiring Portfolio	Acquiring Portfolio (assuming merger of Target Portfolio)	Acquiring Portfolio (assuming merger of Target Portfolios)
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.64%	0.64%	0.63%
Other Expenses	1.54%		0.05%	0.05%	0.05%
Total Annual Operating Expenses	2.34%		0.69%	0.69%	0.68%
Less Expense Reimbursement	1.36	%(1)	—	—	—
Net Annual Portfolio Operating Expenses	0.98%		0.69%	0.69%	0.68%

(1)

The Adviser has contractually agreed, through at least April 30, 2014, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of 0.98% of the average daily net assets of the shares.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2012, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of Target Portfolios)
Total operating expenses assuming redemption at the end of the period
One Year	$100	$70	$69
Three Years	$600	$221	$218
Five Years	$1,127	$384	$379
Ten Years	$2,571	$859	$847

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2012, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 121% and 31%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of the Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial, Thrivent Life, nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Directors.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board of Directors, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2012, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger of Target Portfolios)
Net assets
Portfolio Net Assets	$9,178,030	$622,532,882	$650,532,697
Net asset value per share
Net asset value	$11.82	$9.22	$9.22
Shares outstanding
Portfolio Shares	776,486	67,525,986	70,563,106

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 1.0 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten fiscal years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Large Cap Stock Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 18.98% (for the quarter ended June 30, 2009) and its lowest quarterly return was -15.17% (for the quarter ended September 30, 2011). Since its inception, the Acquiring Portfolio’s highest quarterly return was 16.13% (for the quarter ended September 30, 2009) and its lowest quarterly return was -22.18% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio and the Acquiring Portfolio use the same benchmark: the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2012 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2012

	Target Portfolio		Acquiring Portfolio
	Past 1 Year	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	16.32%	3.82%	14.90%	-0.69%	4.90%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	16.00%	2.91%	16.00%	1.66%	7.10%

Other Service Providers

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 36 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 67 and in the Questions and Answers preceding of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio Shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for Shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on August 16, 2013 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its Shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Portfolio expects to distribute Shares of the Acquiring Portfolio received by the Target Portfolio to contractholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the Acquiring Portfolio and Target Portfolio both invest in portfolios of equities; (ii) the Acquiring Portfolio has lower advisory fees than the Target Portfolio; (iii) the Acquiring Portfolio has a better one-year performance record than the Target Portfolio, though there is no guarantee of future performance; and (iv) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carryforward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryforwards incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio will have unutilized capital loss carryforwards of approximately $43,000. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s $43,000 capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $107,000 ($320,000 for the Target Portfolios combined). If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER AND CONTRACTHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 66,586,000.71 shares. As of June 5, 2013, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of June 5, 2013, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	17,478,825.18	26.25%
Thrivent Moderate Allocation Portfolio	20,288,754.41	30.47%
Thrivent Moderately Aggressive Allocation Portfolio	21,893,477.03	32.88%

At the close of business on the Record Date, the Target Portfolio had outstanding 867,412.00 shares. As of June 5, 2013, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of June 5, 2013, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	829,853.06	95.67%

Annual Meeting of Contractholders

There will be no annual or further special meetings of contractholders of the Fund unless required by applicable law or called by the Board in its discretion. Contractholders wishing to submit proposals for inclusion in a proxy statement for a subsequent contractholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contractholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Record Date

The Board has fixed the close of business on June 5, 2013 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

A majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent Financial’s representation at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 21, 2013. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary
Thrivent Series Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

By and In Exchange for Shares of

Thrivent Large Cap Stock Portfolio

June 10, 2013

This Statement of Additional Information is available to the contractholders of Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio (each a “Target Portfolio”), each a series of Thrivent Series Fund, Inc. (the “Fund”), in connection with the proposed reorganizations (“the Reorganizations”) whereby all of the assets and liabilities of the Target Portfolio would be transferred to Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated June 10, 2013 related to the Reorganizations (the “Prospectus/Proxy Statement”). The Acquiring Portfolio and the Target Portfolios are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios”.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from, Thrivent Series Fund, Inc. by calling toll-free (800) 847-4836 or writing Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Acquiring Portfolio will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

Page

Proposed Reorganizations	1

Additional Information About the Portfolios	1

Financial Statements	1

Appendix A — Form of Agreement and Plan of Reorganization between Thrivent Partner All Cap Growth Portfolio and Thrivent Large Cap Stock Portfolio	A-1

Appendix B — Form of Agreement and Plan of Reorganization between Thrivent Partner All Cap Value Portfolio and Thrivent Large Cap Stock Portfolio	B-1

Appendix C — Form of Agreement and Plan of Reorganization between Thrivent Partner Socially Responsible Stock Portfolio and Thrivent Large Cap Stock Portfolio	C-1

Appendix D — Statement of Additional Information of the Fund	D-1

PROPOSED REORGANIZATION

The shareholders of the Target Portfolios are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which each Target Portfolio would (i) transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to shareholders of the Target Portfolios, and (iii) dissolve. Forms of the Reorganization Agreements are attached hereto as Appendix A, B, and C.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Fund, dated April 30, 2013 and as supplemented through the date hereof, which was filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2013 and is attached hereto as Appendix D when amended.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)	the audited annual financial statements of each Target Portfolio, as of December 31, 2012, along with the opinion of independent registered public accounting firm, included as part of each Target Portfolio’s Form N-CSR as filed with the SEC on February 28, 2013; and

(ii)	the audited annual financial statements of the Acquiring Portfolio, as of December 31, 2012, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Portfolio’s Form N-CSR as filed with the SEC on February 28, 2013.

Annual reports referenced as part of a Portfolio’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 1, 2013 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”) and Thrivent Partner All Cap Growth Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

i.	The Target Portfolio shall have received the opinion of counsel to the Acquiring Portfolio, dated as of the Closing Date, addressed to the Target Portfolio substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota.

(c)	The Fund on behalf of the Acquiring Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Acquiring Portfolio of the Agreement and the performance by the Acquiring Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Acquiring Portfolio of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio or the consummation by the Acquiring Portfolio of the transactions contemplated thereby.

(h)	The Acquiring Portfolio Shares have been duly authorized by the Fund on behalf of the Acquiring Portfolio and, when delivered to the Target Portfolio in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Minnesota or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota

(c)	The Fund on behalf of the Target Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Target Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Target Portfolio of the Agreement and the performance by the Target Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Target Portfolio of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Fund on behalf of the Target Portfolio or the enforceability of the Agreement against the Target Portfolio in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Portfolio of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Portfolio in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

H. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2013 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of

Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner All Cap Growth Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Stock Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 1, 2013 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”) and Thrivent Partner All Cap Value Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. The remaining half of the expenses of the Reorganization shall be paid by Thrivent Financial for Lutherans (or an affiliate thereof). In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of

Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

i.	The Target Portfolio shall have received the opinion of counsel to the Acquiring Portfolio, dated as of the Closing Date, addressed to the Target Portfolio substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota.

(c)	The Fund on behalf of the Acquiring Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Acquiring Portfolio of the Agreement and the performance by the Acquiring Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Acquiring Portfolio of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio or the consummation by the Acquiring Portfolio of the transactions contemplated thereby.

(h)	The Acquiring Portfolio Shares have been duly authorized by the Fund on behalf of the Acquiring Portfolio and, when delivered to the Target Portfolio in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Minnesota or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota

(c)	The Fund on behalf of the Target Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Target Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Target Portfolio of the Agreement and the performance by the Target Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Target Portfolio of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Fund on behalf of the Target Portfolio or the enforceability of the Agreement against the Target Portfolio in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Portfolio of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Portfolio in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

H. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2013 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner All Cap Value Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Stock Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

APPENDIX C

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 1, 2013 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”) and Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. The remaining half of the expenses of the Reorganization shall be paid by Thrivent Financial for Lutherans (or an affiliate thereof). In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such

Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2012, true and complete copies of which have been heretofore furnished to the Target

Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

i.	The Target Portfolio shall have received the opinion of counsel to the Acquiring Portfolio, dated as of the Closing Date, addressed to the Target Portfolio substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota.

(c)	The Fund on behalf of the Acquiring Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Acquiring Portfolio of the Agreement and the performance by the Acquiring Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Acquiring Portfolio of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Fund on behalf of the Acquiring Portfolio or the consummation by the Acquiring Portfolio of the transactions contemplated thereby.

(h)	The Acquiring Portfolio Shares have been duly authorized by the Fund on behalf of the Acquiring Portfolio and, when delivered to the Target Portfolio in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Minnesota or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Portfolio shall have received the opinion of counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, substantially in the form and to the effect that:

(a)	The Fund is registered as an open-end, management investment company under the 1940 Act.

(b)	The Fund is a corporation validly existing under the laws of the State of Minnesota

(c)	The Fund on behalf of the Target Portfolio has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Minnesota. The execution and delivery of the Agreement by the Fund on behalf of the Target Portfolio and the consummation by the Acquiring Portfolio of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota. The Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio under the laws of the State of Minnesota.

(d)	The Agreement constitutes the valid and binding obligation of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the applicable law of the State of Minnesota.

(e)	The execution and delivery by the Fund on behalf of the Target Portfolio of the Agreement and the performance by the Target Portfolio of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Fund.

(f)	Neither the execution, delivery, nor performance by the Fund on behalf of the Target Portfolio of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of any applicable law of the State of Minnesota or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Minnesota or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Fund on behalf of the Target Portfolio or the enforceability of the Agreement against the Target Portfolio in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Portfolio of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Portfolio in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

H. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2013 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2013.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of

Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner Socially Responsible Stock Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Stock Portfolio

/s/ Russell W. Swansen
Name: Russell W. Swansen Title: President

Attest:

/s/ David S. Royal
Name: David S. Royal Title: Secretary

APPENDIX D

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2013

For

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-THRIVENT (847-4836)

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner All Cap Portfolio

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 30, 2013. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund, for the fiscal year ended December 31, 2012, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual Report for the Fund, write to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836).

Page
HISTORY OF THE FUND	SAI-3

INVESTMENT POLICIES AND RESTRICTIONS	SAI-3

FUND MANAGEMENT	SAI-26

CONTROL PERSONS AND PURCHASES OF SECURITIES	SAI-44

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS	SAI-45

OTHER SERVICES	SAI-84

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS	SAI-85

CAPITAL STOCK	SAI-93

NET ASSET VALUE	SAI-94

TAX STATUS	SAI-97

DISTRIBUTIONS	SAI-97

DESCRIPTION OF DEBT RATINGS	SAI-98

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	SAI-105

PROXY VOTING POLICIES	SAI-106

HISTORY OF THE FUND

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Asset Allocation Portfolios”), the Thrivent Partner Healthcare Portfolio and the Thrivent Natural Resources Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various Portfolios may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies, except as otherwise noted.

Thrivent Asset Allocation Portfolios

Each of the Thrivent Asset Allocation Portfolios seeks to achieve its investment objective by investing in other series of the Fund and directly-held financial instruments. Each of the Thrivent Asset Allocation Portfolios may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.

None of the Thrivent Asset Allocation Portfolios is “diversified” within the meaning of the 1940 Act because each intends to invest primarily in shares of other series of the Fund. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.

Other Securities

The Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Natural Resources Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Equity Income Plus Portfolio, Thrivent Balanced Portfolio and, to the extent set forth above, Thrivent Asset Allocation Portfolios may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts and or trusts.

The Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Natural Resources Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio and Thrivent Equity Income Plus Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Thrivent High Yield Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio and Thrivent Mortgage Securities Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Bank Instruments

Each Portfolio may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or a subadviser to be creditworthy. The Thrivent Money Market Portfolio may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

Restricted Securities

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities (5% in the case of the Thrivent Money Market Portfolio).

Reverse Repurchase Agreements

Each Portfolio also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Portfolio. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolio will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Senior Loans (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Portfolio’s investment objective and policies.

Variable Rate Demand Notes

The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default.

The extent to which the Thrivent Money Market Portfolio can purchase these securities is subject to Rule 2a-7 under the 1940 Act. The Money Market Portfolio’s purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a designated NRSRO; or (2) that have been issued by an issuer that has received a rating from a designated NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. The Money Market Portfolio only invests in variable rate master demand notes when it deems them to involve minimal credit risk.

Lending Securities (All Portfolios Except Thrivent Money Market Portfolio)

Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount equal to at least 102% of the market value of the loaned domestic securities and international fixed-income securities and 105% of the market value of the loaned international equity securities. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Non-Standard Warrants (all Portfolios Except Thrivent Money Market Portfolio)

A Portfolio may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Portfolio wishes to sell it.

Put and Call Options (All Portfolios Except Thrivent Money Market Portfolio)

As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities as collateral. When a Portfolio sells put options, the collateral must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (“write”) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Portfolios may from time to time sell (“write”) put options. As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

When a Portfolio writes a put option on a security, the option must be covered by segregating liquid assets on the Portfolio’s books with a value equal to or greater than the strike price of the underlying security to secure the Portfolio’s obligation.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Portfolios Except Thrivent Money Market Portfolio)

Selling Futures Contracts: The Portfolios may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a “good faith deposit” by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay “variation margin” equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

In addition, the Thrivent Partner All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Exemption: Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Fund nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates futures exchanges and trading in the U.S. The Portfolios are, therefore, not subject to registration or regulation as such under the CEA.

Swap Transactions (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Portfolio buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of generating income. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolios with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The risks of entering into certain swap transactions (e.g., credit default swaps) may be mitigated by the introduction of central counterparties. A central counterparty could allow participants (i.e., the Portfolio and the other party to the swap transaction) to avoid certain risks associated with traditional bilateral swap arrangements as the central counterparty “novates” the bilateral arrangement by entering into separate contractual arrangements with both participants—becoming buyer to one and seller to the other. Through novation, the central counterparty assumes the counterparty risk that the participants to a bilateral swap contract traditionally assumed. The Portfolios may opt to enter into swap transactions with central counterparties as these clearing arrangements become more prevalent.

Hybrid Investments (All Portfolios Except Thrivent Money Market Portfolio)

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) that have the characteristics of futures, options and securities.

Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial’s or a Portfolio’s subadviser’s accuracy in predicting future market factors, such as changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price.

In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Securities

Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Portfolio’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box (All Portfolios Except Thrivent Money Market Portfolio)

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

The Portfolios may invest in foreign currency exchange-related securities or engage in foreign currency transactions.

Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:

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When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.

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Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

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The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

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Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Portfolio to a forward contract may find it difficult to exit the position.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

Certain Portfolios may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

Foreign Government Securities

Certain Portfolios may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Other Investment Companies

Each Portfolio may invest, to the extent allowed under the 1940 Act, in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Portfolio paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange-Traded Funds (ETFs) (All Portfolios Except Thrivent Money Market Portfolio)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Certain ETFs may utilize financial leverage. ETFs are generally registered under the 1940 Act. Each Portfolio’s investment in ETFs will be limited by the restrictions imposed by the 1940 Act.

Exchange-Traded Notes

Certain Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Passive Foreign Investment Companies (All Portfolios Except Thrivent Money Market Portfolio)

Each Portfolio may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments. In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Inflation-Linked Debt Securities

The Portfolios may invest in inflation-linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed-income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Portfolio does not receive their principal until maturity.

Funding Agreements

The Portfolios may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.

Taxable Municipal Bonds

The Portfolios may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (www.thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Financial may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including the custodian, fund accountant, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Financial does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Fund’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Portfolios have ongoing arrangements to provide the Portfolios’ portfolio holdings information to the custodian, proxy voting agent, pricing service vendors and securities lending agent at the end of each day; to Lipper on a monthly basis one day after the end of the month; to Wolters Kluwer on a monthly basis on the third day after the end of the month; to Callan Associates, Morningstar, Bloomberg, and Thomson Financial on a quarterly basis one day after the end of the quarter; to Cambridge Associates on a quarterly basis 14 days after the end of a calendar quarter; and to the financial printer on a quarterly basis.

As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:

1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.

2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.

3.	None of the Portfolios (except as noted below) will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to the Thrivent Asset Allocation Portfolios, the Thrivent Partner Healthcare Portfolio, and the Thrivent Natural Resources Portfolio, which are “non-diversified” within the meaning of the 1940 Act.

4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

8.	None of the Portfolios (except as noted below) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). In addition, with respect to the Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Asset Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry. In addition, under normal circumstances, the Thrivent Partner Healthcare Portfolio and the Thrivent Natural Resources Portfolio will invest more than 25% of their total assets in the securities of issuers in the respective healthcare and natural resources industries.

The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:

1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.

3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Portfolios.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security (as discussed in this section of the SAI or elsewhere in the SAI or prospectus), are measured at the time a Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. Purchases by the Portfolio, however, during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

The Fund has received an exemptive order from the SEC that allows the Portfolios to engage in an interfund lending program. In an interfund lending arrangement, the Portfolios directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Portfolios to borrow at a lower interest rate than banks offer, allows lending Portfolios to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the Securities and Exchange Commission. The Portfolios’ interfund lending arrangement is designed to ensure that each Portfolio has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Asset Allocation Portfolios to invest in other Portfolios of the Fund.

FUND MANAGEMENT

The Fund’s Directors and Officers

The Board of Directors is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 36 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 series, which offers Class A and Institutional Class shares

•

Trustee of Thrivent Cash Management Trust, a registered investment company that serves as a cash collateral fund for a securities lending program and also manages cash assets of any of the series of the Fund and Thrivent Mutual Funds sponsored by Thrivent Financial.

The Fund, Thrivent Mutual Funds, and Thrivent Cash Management Trust are collectively referred to as the “Fund Complex.”

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board of Directors. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter.

The Board is currently composed of nine members, including eight independent directors and one interested director. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.

The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’s risk functions.

The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.

The Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors and oversees the legal and regulatory compliance matters of the Portfolios. A representative of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Fund’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about the program. Although the Ethics and Compliance Committee is responsible for overseeing compliance risks, the entire Board is regularly informed of these risks through Committee reports.

The Investment Committee of the Board, which is composed of all Independent Directors, is designed to review investment policies and risks in conjunction with its review of the Portfolios’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.

The Contracts Committee and the Governance Committee, each of which is comprised of all of the Independent Directors, oversee matters relating to annual contract review and corporate governance, respectively, and related risks.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance Committee also does not set forth any specific qualification. However, the Governance Committee has adopted qualification guidelines that the Committee may take into account in considering Director candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Lutheran community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Directors, that each Director is qualified to serve on the Board of Directors. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Directors, the Adviser, the sub-advisers, counsel, the Fund’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service or academic positions and through experience from service as a board member of the Fund and the other trusts in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Director’s particular professional and other experience that qualifies each person to serve as a Director of the Fund as of the date of this SAI. Additional details regarding the background of each Director are included in the table below this section.

Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Governance Committee since 2012. She has nearly 25 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several corporate and non-profit boards.

Richard L. Gady. Mr. Gady has served as a Director on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association.

Richard A. Hauser. Mr. Hauser has served as a Director on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Washington Hospital Center.

Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Services Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 20 years of experience as a portfolio manager. Mr. Laubscher has for the last 13 years served as a senior investment manager of the retirement fund of a large public technology company.

James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

Douglas D. Sims. Mr. Sims has served as a Director on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers.

Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and currently serves as a Senior Vice President and Chief Investment Officer since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

The following tables provide additional information about the Directors and officers of the Fund.

INTERESTED DIRECTOR(1)

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	President since 2008; Director since 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	63	None

INDEPENDENT DIRECTORS(3)

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Director since 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008.	63	Please see principal occupation during the past 5 years.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Retired	63	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Director since 2004	Vice President and Assistant General Counsel, Boeing Company since 2007.	63	Previously, Director of Washington Hospital Center

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004.	63	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds.	63	None

Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.	63	Currently, Advisory Board member of AVISTA Capital Partners

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN (1946)	Director since 2006	Retired	63	Currently, Director of the Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Director since 2007	Retired	63	None

OFFICERS

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	President since 2008; Director since 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Secretary and Chief Legal Officer since 2006	Vice President and Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 through December 2010

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Name, Address and Year of Birth	Position with Fund and Length of Service(2)	Principal Occupation During the Past 5 Years
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1965)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN (1961)	Vice President since 2012; previously, Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007

Jody L. Bancroft 4321 North Ballard Road Appleton, WI (1971)	Assistant Vice President since 2012	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN (1979)	Assistant Secretary since 2010	Senior Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Todd J. Kelly 4321 North Ballard Road Appleton, WI (1969)	Assistant Treasurer since 2002	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors, other than Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Committees of the Board of Directors

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The 1940 Act requires that the Directors’ independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Portfolio.	6

Ethics and Compliance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Governance	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The Governance Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	4

Investments	Janice B. Case Richard L. Gady Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Douglas D. Sims Constance L. Souders	The Investments Committee assists the Board of Directors in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals, such as new Portfolios or Portfolio reorganizations.	4

(1)	The Independent Directors serve as members of each Committee.

Beneficial Interest in the Fund by Directors

The following tables provide information as of December 31, 2012 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Director.

INTERESTED DIRECTOR

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	$50,001 – $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Richard L. Gady	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Richard A. Hauser	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	$10,001 – $50,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	$50,001 – $100,000
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Douglas D. Sims	Thrivent Aggressive Allocation Portfolio	None	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies

Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Technology Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Natural Resources Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Partner Mid Cap Value Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner Worldwide Allocation Portfolio	None
	Thrivent Partner Socially Responsible Stock Portfolio	None
	Thrivent Partner All Cap Growth Portfolio	None
	Thrivent Partner All Cap Value Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Equity Income Plus Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Compensation of Directors and Officers

The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual base compensation of $120,000 to serve on the Board of Directors of the Fund, the Board of Trustees of Thrivent Mutual Funds, and the Board of Directors of Thrivent Cash Management Trust. Each Director also receives $5,000 for each in-person meeting attended and $1,000 for each telephonic meeting

(up to four telephonic meetings per year). The Board Chair is compensated an additional $46,200 per year; the Chair of the Contracts Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $34,500 per year; the Chair of the Audit Committee and the Chair of the Investments Committee are each compensated an additional $15,000 per year; and the Chair of the Governance Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $5,500 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

The following table provides the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2012:

Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by Fund and Fund Complex(1)
Janice B. Case Director	$84,852	$148,250

Richard L. Gady(2) Director	$81,702	$142,750

Richard A. Hauser(2) Director	$108,161	$188,950

Paul R. Laubscher(2) Director	$90,292	$157,750

Marc S. Joseph Director	$84,852	$148,250

James A. Nussle Director	$81,702	$142,750

Douglas D. Sims(2) Director	$90,292	$157,750

Constance L. Souders(2) Director	$101,460	$177,250

(1)	The “Fund Complex” includes Thrivent Cash Management Trust, the Fund and Thrivent Mutual Funds.
(2)

The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. Directors participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of December 31, 2012, the total amount of deferred compensation payable to Mr. Gady was $893,333; the total amount of deferred compensation payable to Mr. Hauser was $392,897; the total amount of deferred compensation payable to Mr. Laubscher was $150,520; the total amount of deferred compensation payable to Ms. Levi was $266,366; the total amount of deferred compensation payable to Mr. Sims was $895,775; and the total amount of deferred compensation payable to Ms. Souders was $139,155.

CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

•

Separate accounts (the “Accounts”) of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other Portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

The Trustees of the retirement plans and the Secretary of the Fund will vote shares owned by the retirement plans and the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and Thrivent Life will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or Thrivent Life in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial and Thrivent Life are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of April 1, 2013, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. To the best knowledge of the Fund, no person other than Thrivent Financial and the Thrivent Asset Allocation Portfolios owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of April 1, 2013.

Information as of April 1, 2013 with regard to record ownership by Thrivent Financial, Thrivent Life, the Retirement Plan, and Other Holders (i.e., the Thrivent Asset Allocation Portfolios) in the Fund is provided below:

Name	Shares Outstanding	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	1,460,941,435.53	13.32%
Thrivent Life Insurance Company	143,743,979.61	1.31%
Other Holders	9,342,872,740.40	85.16%
Retirement Plan Sponsored by Thrivent Financial for Lutherans	14,492,102.96	0.13%
Defined Benefit Trust	9,371,695.98	0.09%

Transactions with Independent Directors

No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS

Investment Adviser

The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Investment decisions for each of the Portfolios (except for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio (excluding the portion invested in U.S. securities), Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board of Directors. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed, as noted above, by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Thrivent Financial Portfolio Managers

Other Accounts Managed by the Thrivent Financial Portfolio Managers

The following table provides information relating to other accounts managed by the Thrivent Financial portfolio managers as of December 31, 2012:

	Other Registered Investment Companies[1]		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed

Russell W. Swansen	4	$3,988,165,929	0	$0

David C. Francis	8	$5,980,044,105	3	$228,968,112

Mark L. Simenstad	5	$4,153,755,218	0	$0

Darren M. Bagwell	3	$500,484,638	2	$156,853,944

Kevin R. Brimmer	1	$14,087,986	2	$48,919,750

Andrea J. Thomas	1	$378,970,118	1	$16,960,881

Brian J. Flanagan	1	$752,819,194	2	$49,952,882

Matthew D. Finn	2	$2,125,583,821	3	$180,698,798

	Other Registered Investment Companies[1]		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed

Reginald L. Pfeifer	0	$0	1	$67,554,600

Paul J. Ocenasek	2	$881,326,940	0	$0

David R. Spangler	2	$154,359,317	3	$223,824,079

Stephen D. Lowe	1	$880,066,156	2	$1,171,798,086

Michael G. Landreville	4	$1,341,802,727	2	$139,828,176

Gregory R. Anderson	3	$1,237,087,285	2	$7,159,828,888

Scott A. Lalim	0	$0	1	$2,070,938,268

William D. Stouten	2	$4,262,902,974	3	$4,072,202,868

[1]

The “Other Registered Investment Companies” represent (a) series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed, and (b) Thrivent Cash Management Trust, in the case of William D. Stouten.

None of the Thrivent Financial portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

Compensation

Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative pre-tax performance of the portfolio or portfolios assigned to the individual measured for one- and three-year periods (to the extent the portfolio manager has been the portfolio manager for the portfolio(s) during such time period) against the median performance of other funds in the same peer groups, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Portfolios

The following table provides information, as of December 31, 2012, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership	Ownership in Fund Complex[2]
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	Over $1,000,000	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0

David C. Francis	Thrivent Aggressive Allocation Portfolio	$0	Thrivent Aggressive Allocation Fund	$100,001 – $500,000	$100,001 – $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Partner Worldwide Allocation Portfolio	$0	Thrivent Partner Worldwide Allocation Fund	$0
	Thrivent Natural Resources Portfolio	$0
	Thrivent Large Cap Growth Portfolio	$0	Thrivent Large Cap Growth Fund	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0

Mark L. Simenstad	Thrivent Aggressive Allocation Portfolio	$50,001 – $100,000	Thrivent Aggressive Allocation Fund	$0	$500,001 – $1,000,000
	Thrivent Moderately Aggressive Allocation Portfolio	$0	Thrivent Moderately Aggressive Allocation Fund	$0
	Thrivent Moderate Allocation Portfolio	$0	Thrivent Moderate Allocation Fund	$0
	Thrivent Moderately Conservative Allocation Portfolio	$0	Thrivent Moderately Conservative Allocation Fund	$0
	Thrivent Diversified Income Plus Portfolio	$10,001 – $50,000	Thrivent Diversified Income Plus Fund	$100,001 – $500,000

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership	Ownership in Fund Complex[2]
Darren M. Bagwell			Thrivent Balanced Fund	$0	$100,001 – $500,000
	Thrivent Natural Resources Portfolio	$0	Thrivent Natural Resources Fund	$0

Kevin R. Brimmer	Thrivent Large Cap Index Portfolio	$1 – $10,000	Thrivent Diversified Income Plus Fund	$0	$100,001 – $500,000
	Thrivent Mid Cap Index Portfolio	$1 – $10,000	Thrivent Equity Income Plus Fund	$0
	Thrivent Small Cap Index Portfolio	$1 – $10,000
	Thrivent Balanced Portfolio	$0
	Thrivent Diversified Income Plus Portfolio	$1 – $10,000
	Thrivent Equity Income Plus Portfolio	$1 – $10,000

Andrea J. Thomas	Thrivent Mid Cap Growth Portfolio	$0	Thrivent Mid Cap Growth Fund	$1 – $10,000	$1 – $10,000

Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	$1 – $10,000	Thrivent Mid Cap Stock Fund	$100,001 – $500,000	$100,001 – $500,000

Matthew D. Finn	Thrivent Small Cap Stock Portfolio	$0	Thrivent Small Cap Stock Fund	$0	$500,001 – $1,000,000

Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	$0			$0

Michael G. Landreville	Thrivent Balanced Portfolio	$0	Thrivent Balanced Fund	$0	$500,001 – $1,000,000
	Thrivent Bond Index Portfolio	$0	Thrivent Core Bond Fund	$0
			Thrivent Government Bond Fund	$0
	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$50,001 – $100,000

Gregory R. Anderson	Thrivent Limited Maturity Bond Portfolio	$0	Thrivent Limited Maturity Bond Fund	$0	$500,001 – $1,000,000
	Thrivent Mortgage Securities Portfolio	$0	Thrivent Balanced Fund	$1 – $10,000
			Thrivent Core Bond Fund	$0

Kurt J. Lauber	Thrivent Large Cap Value Portfolio	$0	Thrivent Large Cap Value Fund	$0	$0
	Thrivent Large Cap Stock Portfolio	$0	Thrivent Large Cap Stock Fund	$0

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership	Ownership in Fund Complex[2]
Paul J. Ocenasek	Thrivent High Yield Portfolio	$100,001 – $500,000	Thrivent High Yield Fund	$0	$500,001 – $1,000,000
	Thrivent Diversified Income Portfolio	$0	Thrivent Diversified Income Fund	$0

David R. Spangler	Thrivent Diversified Income Plus Portfolio	$0	Thrivent Diversified Income Plus Fund	$0	$100,001 – $500,000
	Thrivent Equity Income Plus Portfolio	$0	Thrivent Equity Income Plus Fund	$0

Stephen D. Lowe	Thrivent Income Portfolio	$0	Thrivent Income Fund	$50,001 – $100,000	$100,001 – $500,000

Scott A. Lalim	Thrivent Mortgage Securities Portfolio	$0			$100,001 – $500,000

William D. Stouten	Thrivent Money Market Portfolio	$0	Thrivent Money Market Fund	$1 – $10,000	$100,001 – $500,000

[1]

Each Fund listed is a series of the Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.

[2]	Ownership in Fund Complex includes investments in Thrivent Mutual Funds and Thrivent Series Fund, Inc.

Investment Subadvisers

Thrivent Financial has engaged the following subadvisers for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio. Investment decisions for those Portfolios are generally made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Technology Portfolio

Investment decisions for Thrivent Partner Technology Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, which is located at 200 West Street, New York, New York 10282-2198, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of approximately $742,412.1 million. GSAM uses its Growth Investment Team (“Growth Team”) to manage the day-to-day responsibilities of the Portfolio.

GSAM Portfolio Managers

Thrivent Partner Technology Portfolio is managed by Steven M. Barry, Jeff Rabinowitz, and Scott Kolar.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the GSAM portfolio managers as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets ($ millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance ($ millions)
Steven M. Barry	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	23 6 85	$ $ $	10,275 2,334 5,068	0 0 4	$0 0 1,065
Jeff Rabinowitz	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	11 3 17	$ $ $	6,617 287 649	0 0 0	0 0 0
Scott G. Kolar	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	11 3 17	$ $ $	6,617 287 649	0 0 0	0 0 0

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the NASDAQ Composite Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership in the Portfolio

None of the Growth Team members own shares of the subadvised Portfolio.

Thrivent Partner Healthcare Portfolio

Investment decisions for the Thrivent Partner Healthcare Portfolio are made by Sectoral Asset Management Inc. (“Sectoral”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Sectoral, which is located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, is part of the Global Alliance program of State Street Global Advisors (“SSgA”), through which SSgA provides institutional clients with advisory services. Sectoral specializes in managing global healthcare portfolios and has been practicing this specialty since 2000. As of December 31, 2012, Sectoral managed approximately $4.0 billion in assets.

Sectoral Portfolio Managers

Thrivent Partner Healthcare Portfolio is managed by Stephan Patten. Michael Sjöström is the Portfolio’s back-up portfolio manager.

Other Accounts Managed by Sectoral Portfolio Managers

The following table provides information about other accounts managed by Mr. Patten and Mr. Sjöström as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Stephan Patten	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$239,341,203	1	$27,886,866
	Other Accounts:	3	$2,114,317,725	1	$1,641,846,711

Michael Sjöström	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	4	$1,125,020,236	1	$7,800,537
	Other Accounts:	1	$10,145,233	0	$0

Compensation

Sectoral portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in Sectoral, depending upon the performance of the individual. There is no specific formula, however, based on assets under management or the portfolio performance that is used to determine the remuneration.

Conflicts of Interest

The greatest potential conflict of interest lies with the allocation of transactions among different portfolios. Sectoral makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in Sectoral’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. Sectoral does not have any affiliation with any broker and does not distribute any fund. Sectoral requires that all its investment professionals hold the Chartered Financial Analyst (CFA) designation or are enrolled in the CFA program. All of these professionals adhere to the CFA code of ethics.

Ownership of the Portfolio

Mr. Patten and Mr. Sjöström do not own shares of the subadvised Portfolio.

Thrivent Partner Emerging Markets Equity Portfolio

Investment decisions for Thrivent Partner Emerging Markets Equity Portfolio are made by Aberdeen Asset Managers Limited (“Aberdeen”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $314.3 billion in assets as of

December 31, 2012, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC.

Aberdeen Portfolio Manager

Thrivent Partner Emerging Markets Equity Portfolio is managed by Devan Kaloo, Joanne Irvine, Mark Gordon-James, Fiona Manning, and Hugh Young.

Other Accounts Managed by Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Devan Kaloo	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Joanne Irvine	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Mark Gordon-James	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Fiona Manning	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Hugh Young	registered investment companies: other pooled investment vehicles: other accounts:	16 75 115	$12,808.49 $66,620.16 $45,074.67	10 0 0	$ $ $	2,957.37 0 0

Compensation

Aberdeen compensates its portfolio managers for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors;

and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.

Ownership of the Portfolio

None of the portfolio managers own shares of the subadvised Portfolio.

Thrivent Partner Small Cap Growth Portfolio

Investment decisions for the Thrivent Partner Small Cap Growth Portfolio are made by Turner Investments, L.P. (“Turner”).

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act. As of December 31, 2012, Turner managed approximately $10.7 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Turner Portfolio Managers

Thrivent Partner Small Cap Growth Portfolio is managed by William C. McVail and Frank L. Sustersic.

Other Accounts Managed by the Turner Portfolio Managers

The following table provides information relating to other accounts managed by the Turner portfolio managers as of December 31, 2012:

Name of Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (million)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
William C. McVail	Registered Investment Companies:	2	$334	None	$0
	Other Pooled Investment Vehicles:	1	$7	None	$0
	Other Accounts:	32	$2.1 billion	4	$651 million

Frank L. Sustersic	Registered investment companies:	7	$420	None	$0
	Other pooled investment vehicles:	2	$9	2	$9 million
	Other accounts:	2	$127	None	$0

Compensation

Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Nearly all investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. We believe that the opportunity for each employee to become an equity owner, is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm. The firm distributes equity to those professionals who have made significant contributions to the success of the business.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts, including the Portfolio, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

Ownership in the Portfolio

Neither of the Turner portfolio managers own shares of the subadvised Portfolio.

Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio

Investment decisions for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolios. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $576.8 billion in total assets under management as of December 31, 2012.

T. Rowe Price Portfolio Managers

Thrivent Partner Small Cap Value Portfolio is managed by an Investment Advisory Committee chaired by Preston G. Athey. Thrivent Partner Growth Stock Portfolio is also managed by an Investment Advisory Committee chaired by P. Robert Bartolo.

Other Accounts Managed by T. Rowe Price Portfolio Managers

The following table provides information relating to other accounts managed by Mr. Athey as of December 31, 2012.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	6	$9.4 billion
• other pooled investment vehicles:	2	$99 million
• other accounts:	11	$519 million

None of the accounts listed above has performance-based advisory fees.

The following table provides information relating to other accounts managed by Mr. Bartolo as of December 31, 2012.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	9	$37.6 billion
• other pooled investment vehicles	1	$956 million
• other accounts	9	$1.4 billion

None of the accounts listed above has performance-based advisory fees.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Small-Cap Core Funds), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment standing committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring T. Rowe Price’s younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Ownership in the Portfolios

Neither Mr. Athey nor Mr. Bartolo own shares of the subadvised Portfolios.

Thrivent Partner Mid Cap Value Portfolio

Investment decisions for Thrivent Partner Mid Cap Value Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, which is located at 200 West Street, New York, New York 10282-2198, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of approximately $742,412.1 million. GSAM uses its U.S. Value Team (“Value Team”) to manage the day-to-day responsibilities of the Portfolio.

GSAM Portfolio Managers

Thrivent Partner Mid Cap Value Portfolio is managed by Andrew Braun, Dolores Bamford and Sean Gallagher.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the members of the Value Team as of December 31, 2012.

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($M)

Andrew Braun	Registered Investment Companies:	13	$15,788
	Other Pooled Investment Vehicles:	2	$203
	Other Accounts:	49	$5,628

Dolores Bamford	Registered Investment Companies:	9	$11,446
	Other Pooled Investment Vehicles:	—	—
	Other Accounts:	6	$378

Sean Gallagher	Registered Investment Companies:	14	$15,916
	Other Pooled Investment Vehicles:	2	$203
	Other Accounts:	49	$5,628

None of the accounts listed above has performance-based advisory fees.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the Russell Midcap® Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership in the Portfolio

None of the Value Team members own shares of the subadvised Portfolio.

Thrivent Partner Worldwide Allocation Portfolio

Investment decisions for Thrivent Partner Worldwide Allocation Portfolio are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital Management Corporation (“DuPont Capital”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2012, Mercator managed approximately $5.6 billion in assets including separate accounts, commingled funds and a mutual fund. Principal Global Investors, LLC is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $281.5 billion in assets under management as of December 31, 2012. Aberdeen is located at 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $314.3 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC. DuPont Capital is located at One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. DuPont Capital is a wholly owned subsidiary of E. I. du Pont de Nemours and Company and is an independent registered investment adviser with a broadly diversified product offering. DuPont Capital was established in 1975 and became an SEC-registered investment adviser in 1993. As of December 31, 2012, DuPont Capital managed approximately $31 billion in assets, including separate accounts and mutual funds. Victory is located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2012, Victory managed approximately $22.1 billion in assets. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2012, GSAM, including its investment advisory affiliates, had assets under management of approximately $742,412.1 million.

Mercator Portfolio Managers

The Mercator portion of Thrivent Partner Worldwide Allocation Portfolio is managed by James E. Chaney.

Other Accounts Managed by the Mercator Portfolio Managers

The following table provides information about the other accounts managed by James E. Chaney as of December 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets
Registered Investment Companies:	2	$167,858,708
Other Pooled Investment Vehicles:	2	$1,282,003,966
Other Accounts:	23	$3,508,867,948

One of the “other accounts” listed above has a performance-based fee and has assets of $166,741,025.

Compensation

Mr. Chaney receives compensation that is equal to a pre-determined pro-rata share of Mercator net profitability. This pre-determined pro-rata share is dependent upon length of tenure with the firm, level of responsibility and overall contribution. It is the only form of compensation that he receives and is very dependent upon the firm’s asset performance. He receives no base salary, is not part of a bonus system and receives no deferred compensation.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Ownership of the Portfolio

Mr. Chaney does not own shares of the subadvised Portfolio.

Principal Portfolio Managers

The Principal portion of Thrivent Partner Worldwide Allocation Portfolio is managed by John Pihlblad and Mark R. Nebelung.

Other Accounts Managed by the Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal portfolio managers of John Pihlblad and Mark R. Nebelung as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 1 4	$ $ $	223.6 million 75.5 million 505.4 million

Mark R. Nebelung	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 1 5	$ $ $	217.9 million 75.5 million 621.5 million

None of the accounts listed above has performance-based advisory fees.

Compensation

Principal Global Equities offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client objectives, with the largest determinant being investment performance, which generally comprises 60% or more of total variable compensation.

Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the five year and three year results each comprising 40% weights, with the remaining 20% based on one year results. Quarterly measurement of rolling period results reinforces the longer term orientation, avoiding undue attention to seasonal or calendar year considerations.

The remaining portion of variable compensation is discretionary, in the form of a Profit Sharing Plan based on individual contributions and the overall results of Principal Global Equities. This structure was introduced in 2009, to better align with the longer term interests of clients and team members. Under this structure, business metrics are aligned specifically with the results of Principal Global Equities rather than the broader parent organization.

For portfolio managers and other senior professionals, a portion of variable compensation is deferred, with three year vesting. Deferred compensation takes the form of a combination of deferred cash, investment in our equity funds and PFG restricted stock.

The benefits of this structure are three fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary Profit Sharing element allows flexibility to reward individual and team contributions at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration and team development.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Portfolio. The investment objectives and policies of these accounts may differ from those of the Portfolio. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Portfolio and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Portfolio. This means that research on securities to determine the merits of including them in the Portfolio’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Portfolio, or vice versa. To the extent the Portfolio and other clients seek to acquire the same security at about the same time, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Portfolio.

Ownership of the Portfolio

Neither Mr. Pihlblad nor Mr. Nebelung own shares of the subadvised Portfolio.

Aberdeen Portfolio Manager

The Aberdeen portion of Thrivent Partner Worldwide Allocation Portfolio is managed by Aberdeen team members.

Other Accounts Managed by the Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2012.

Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Devan Kaloo	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Joanne Irvine	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Mark Gordon-James	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Fiona Manning	registered investment companies: other pooled investment vehicles: other accounts:	8 20 49	$10,613.03 $35,407.90 $19,196.65	3 0 0	$ $ $	887.11 0 0

Hugh Young	registered investment companies: other pooled investment vehicles: other accounts:	16 75 115	$12,808.49 $66,620.16 $45,074.67	10 0 0	$ $ $	2,957.37 0 0

Compensation

Aberdeen compensates its portfolio managers for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance.

Ownership of the Portfolio

None of the portfolio managers own shares of the subadvised Portfolio.

DuPont Capital Portfolio Managers

The DuPont Capital portion of the Thrivent Partner Worldwide Allocation Portfolio is managed by Rafi U. Zaman, CFA.

Other Accounts Managed by DuPont Capital Portfolio Management

The following table provides information relating to other accounts managed by Rafi U. Zaman, CFA, as of December 31, 2012:

	Total # of Accounts Managed	Total Assets in the Accounts	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
• registered investment companies	1	$324 million	0	$0
• other pooled investment vehicles	0	$0	0	$0
• other accounts	16	$5.0 billion	3	$200 million

Compensation

DuPont Capital’s compensation package for its portfolio managers is comprised of: (1) base salaries in line with the salaries of other large investment management firms; (2) variable, performance-based cash compensation that can be a significant portion of total cash compensation; and (3) long-term compensation. Compensation is paid based on overall performance, individual efforts and support of overall firm initiatives. On a semiannual basis, a performance review is held between professionals and managers to continually measure performance against a set of identified objectives. Portfolio managers are eligible to participate in the employee benefit plans offered by DuPont Capital’s parent, including health care and a defined contribution plan with matching grants.

On January 1, 2006, DuPont Capital implemented a long-term compensation plan based on the growth of DuPont Capital revenues. This plan was put in place in order to attract and retain investment talent at DuPont Capital and is directly tied to the growth of DuPont Capital business. This long term incentive compensation plan is competitive with plans of other asset management firms.

Conflicts of Interest

DuPont Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests, and the portfolio manager provides portfolio management services to other accounts using a substantially similar investment strategy as the Fund. The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. DuPont Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. DuPont Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Ownership in the Fund

The portfolio manager does not own shares of the subadvised Portfolio.

Victory Portfolio Manager

The Victory portion of Thrivent Partner Worldwide Allocation Portfolio is managed by Margaret Lindsay.

Other Accounts Managed by the Victory Portfolio Manager

The following table provides information about the other accounts managed by Margaret Lindsay as of December 31, 2012.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	1	$212,837
• other pooled investment vehicles:	9	$461,432
• other accounts:	19	$728,319

None of the accounts listed above has a performance-based advisory fee.

Compensation

Victory’s compensation package for investment professionals includes a combination of base salary, annual cash bonus, and long-term deferred compensation. Bonuses are based on investment performance incentives and by the incremental growth in revenue of their respective strategies. Long-term compensation is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies.

Conflicts of Interest

Portfolio managers at Victory typically manage multiple portfolios. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in the composite and are, therefore, monitored for deviation via monthly composite reporting.

Ownership of the Portfolio

Ms. Lindsay does not own shares of the subadvised Portfolio.

GSAM Portfolio Managers

The GSAM portion of Thrivent Partner Worldwide Allocation Portfolio is managed by Samuel Finkelstein and Ricardo Penfold.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Samuel Finkelstein	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	59 265 2,858	$ $ $	170,187 142,077 231,325	0 11 72	$ $ $	0 1,634 24,515

Ricardo Penfold	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	28 185 844	$ $ $	12,764 47,243 154,933	0 11 44	$ $ $	0 1,634 17,181

Please note that all of GSAM’s fixed-income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed above the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Portfolio is the MSCI All Country World Index ex-USA.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Ownership of the Portfolio

Messrs. Finkelstein and Penfold do not own shares of the subadvised Portfolio.

Thrivent Partner Socially Responsible Stock Portfolio

Investment decisions for Thrivent Partner Socially Responsible Stock Portfolio are made by Calvert Investment Management, Inc. (“Calvert”), which Thrivent Financial has engaged as investment subadviser for the Portfolio, and Atlanta Capital Management Company, LLC (“Atlanta Capital”), which Calvert has engaged to assist in providing investment advice to the Portfolio. Calvert is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 and has been managing mutual funds since 1976. As of December 31, 2012, Calvert managed $12 billion in assets. Atlanta Capital is located at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309 and has been managing assets since 1969 and provides investment advisory services to a broad range of institutional and individual clients. As of December 31, 2012, Atlanta Capital managed $14.2 billion in assets.

Portfolio Managers

Thrivent Partner Socially Responsible Stock Portfolio is managed by Richard B. England, CFA and Paul J. Marshall, CFA of Atlanta Capital.

Other Accounts Managed by Portfolio Managers

The following table provides information about other accounts managed by these portfolio managers as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
Richard B. England, CFA	Registered Investment Companies:	6	$3,063,810,000
	Other Pooled Investment Vehicles:	1	$44,271,000
	Other Accounts:	121	$2,240,476,000

Paul J. Marshall, CFA	Registered Investment Companies:	5	$3,028,502,000
	Other Pooled Investment Vehicles:	1	$44,271,000
	Other Accounts:	121	$2,240,476,000

None of the accounts listed above has performance-based advisory fees.

Compensation

Portfolio manager compensation at Atlanta Capital is based, in part, on an annual salary and bonus. The salary is reviewed annually and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate its portfolio managers commensurate with their responsibilities and performance, and its compensation is competitive with other firms within the investment management industry.

The portfolio manager’s bonus may fluctuate from year to year. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measurements of performance are one-year, three-year and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts.

Portfolio managers of Atlanta Capital also participate in a deferred compensation plan. The compensation from this plan is variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors, as described herein. This compensation consists primarily of annual stock-based compensation consisting of shares of restricted stock and/or options to purchase shares of non-voting common stock of Eaton Vance Corp., Atlanta Capital’s parent company. Certain senior executives and investment professionals are eligible to receive participation ownership interests in Atlanta Capital based entities.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital’s profitability for the year.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities between the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. Atlanta Capital has adopted brokerage allocation, trade practice and order aggregation policies and procedures to assist portfolio managers in their effort to seek the fair allocation of investment opportunities among all client accounts. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Atlanta Capital accepts incentive fees where return expectations and the time period over which returns are measured are reasonable and agreeable to both parties. Performance-based fees may create an incentive for Atlanta Capital to make investments that are riskier or more speculative than would be the case in absence of a performance-based fee or to favor performance-based fee accounts in the allocation of investment decisions, as Atlanta Capital’s compensation may be larger than it otherwise would have been due to account performance. Due to the potential conflict of interest associated with performance-based fee accounts, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts. Additionally, the performance of accounts for which Atlanta

Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weighting in determining portfolio manager incentive compensation. Please note, however, that the Portfolio is not subject to a performance-based fee.

The officers and employees of Atlanta Capital and accounts in which affiliated persons have an investment interest may at times buy or sell and have positions in securities that may be those recommended for purchase or sale to investment advisory clients. In addition, Atlanta Capital and its related persons may also give advice and take action in the performance of their duties to clients that may differ from or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Atlanta Capital may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Atlanta Capital have an investment interest. Atlanta Capital seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Atlanta Capital has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds, and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Atlanta Capital clients and accounts.

Ownership of the Portfolio

The portfolio managers do not own shares of the subadvised Portfolio.

Thrivent Partner All Cap Growth Portfolio

Investment decisions for the Thrivent Partner All Cap Growth Portfolio are made by Calamos Advisors LLC (“Calamos”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Calamos, 2020 Calamos Court, Naperville, IL 60563, and its predecessors have been providing asset management services since 1977 and, as of December 31, 2012, managed approximately $30.6 billion in assets.

Calamos Portfolio Managers

Thrivent Partner All Cap Growth Portfolio is managed by the Calamos team of John P. Calamos, Sr., Gary D. Black, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Dennis Cogan, Nick Niziolek, and Joe Wysocki. John P. Calamos, Sr. and Gary D. Black lead the team as Co-Chief Investment Officers (the “Co-CIOs”), Jeff Scudieri and Jon Vacko are the team’s co-heads of research and investments, John Hillenbrand, Steve Klouda, Christopher Hartman, Joe Wysocki, Dennis Cogan, and Nick Niziolek, are the team’s Co-Portfolio Managers. The Co-CIOs, co-heads of research and investments are referred to as the “Team Leaders.”

Other Accounts Managed by Calamos Portfolio Managers

The Team Leaders also have responsibility for the day-to-day management of accounts other than the Portfolio. Information regarding these other accounts for the fiscal year ended December 31, 2012 is set forth below.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
John P. Calamos, Sr.	Registered Investment Companies:	23	$23,079,324,229	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,066	0	$0
	Other Accounts:	2,488	$4,596,655,383	0	$0

Gary D. Black	Registered Investment Companies:	23	$23,079,324,229	3	$1,440,197,676
	Other Pooled Investment Vehicles:	12	$2,003,280,788	1	$23,965,702
	Other Accounts:	2,488	$4,596,655,393	0	$0

Jeff Scudieri	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

Jon Vacko	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

John Hillenbrand	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

Steve Klouda	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0
Joe Wysocki	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

Dennis Cogan	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

Nick Niziolek	Registered Investment Companies:	20	$20,520,216,650	3	$1,440,197,676
	Other Pooled Investment Vehicles:	11	$1,979,315,086	0	$0
	Other Accounts:	2,488	$4,596,655,393	0	$0

Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table above does not include information about those accounts where the Team Leader or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates and these accounts.

Compensation

The Team Leaders advice certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2012, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs receive all of their compensation from Calamos. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries. Additionally, Mr. Black’s employment arrangement provides that he will receive certain incentive fee payments collected from an affiliated entity of Calamos unrelated to his activities with the Funds or other registered investment companies.

As of December 31, 2012, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, and Joe Wysocki receive all of their compensation from Calamos. As of March 1, 2013 Nick Niziolek receives all of his compensation from Calamos. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the Funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Team Leaders are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2012 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

Conflicts of Interest

Potential conflicts that could arise as a result of concurrent management of the subadvised portfolio and other accounts include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Ownership of the Portfolio

The portfolio managers do not own shares of the subadvised Portfolio.

Thrivent Partner All Cap Value Portfolio

Investment decisions for the Thrivent Partner All Cap Value Portfolio are made by OppenheimerFunds, Inc. (“OFI”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. OFI, Two World Financial Center, New York, NY 10281, has been an investment adviser since 1960 and, together with its affiliates, managed more than $195 billion in assets, including other mutual funds, as of December 31, 2012. OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

OFI Portfolio Managers

Thrivent Partner All Cap Value Portfolio is managed by portfolio manager Laton Spahr.

Other Accounts Managed by OFI Portfolio Managers

The following table provides information about other accounts managed by Mr. Spahr as of December 31, 2012.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
Laton Spahr	Registered Investment Companies:	8	$6.14 billion
	Other Pooled Investment Vehicles:	0	$0
	Other Accounts:	1	$175.57 million

None of the accounts listed above has a performance-based advisory fee.

Compensation

Portfolio managers are employed and compensated by OFI, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of OFI. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of OFI’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

Conflicts of Interest

As indicated above, each portfolio manager also manages other funds and accounts. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. This conflict may occur whether the investment strategies of the other fund or account are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFI have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI than the fee structure of the Portfolio, OFI could have an incentive to favor the other fund or account. OFI’s compliance procedures and code of ethics, however, recognize OFI’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are reasonably designed to preclude the portfolio managers from favoring one client over another.

Ownership of the Portfolio

Mr. Spahr does not own shares of the subadvised Portfolio.

Thrivent Partner All Cap Portfolio

Investment decisions for the Thrivent Partner All Cap Portfolio are made by Pyramis Global Advisors, LLC (“Pyramis”), 900 Salem Street, Smithfield, RI 02917, which serves as the subadviser for the Portfolio. Thrivent Financial has engaged Pyramis to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. Pyramis is a wholly owned subsidiary of Fidelity Management Research LLC (“FMR LLC”), which served as the sub-adviser to the Portfolio since its inception until November 12, 2006.

FMR LLC was founded in 1946 and has since grown into one of the world’s largest money managers and financial service providers. As of December 31, 2012, Pyramis had approximately $31.679 billion in mutual fund assets under management.

FMR LLC, as successor by merger to Fidelity Management Research Company, is the ultimate parent company of Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Pyramis Portfolio Managers

Thrivent Partner All Cap Portfolio is managed by Young Chin, Chad Colman, Andrew Burzumato, Thorsten Becker, Jody Simes, Arun Daniel, Vincent Rivers and Chandler Willett.

Other Account Managed by Pyramis Portfolio Managers

The following table provides information relating to other accounts managed by the Pyramis portfolio managers as of December 31, 2012:

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Young Chin	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	6 22 14	$ $ $	1,207 4,387 2,751	None 1 None	$ $ $	0 144 0

Chad Colman	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 3 14	$ $ $	0 315 4	None 1 None	$ $ $	0 15 40

Andrew Burzumato	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 6 14	$ $ $	0 3,244 5	None 2 None	$ $ $	0 20 0

Thorsten Becker	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 3 1	$ $ $	0 466 5	None 1 None	$ $ $	0 22 0

Jody Simes	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 6 1	$ $ $	0 378 12	None 2 None	$ $ $	0 21 0

Arun Daniel	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 3 1	$ $ $	0 324 45	None 1 None	$ $ $	0 16 40

Vincent Rivers	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 6 1	$ $ $	0 542 12	None 2 None	$ $ $	0 32 0

Chandler Willett	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 4 4	$ $ $	0 390 374	None 2 3	$ $ $	0 108 324

None of the accounts listed above have performance-based advisory fees.

Compensation

Young Chin is the lead portfolio manager (the “Lead Portfolio Manager”) of the Thrivent Partner All Cap Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Young’s bonus are based on (i) the general management of the Pyramis in his role as Chief Investment Officer, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Andrew Burzumato, Thorsten Becker, Chad Colman, Jody Simes, Arun Daniel, Vincent Rivers and Chandler Willett are co-managers of Thrivent Partners All Cap Portfolio and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-manager’s bonus that is linked to the investment performance of Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index. An additional portion of each co-manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager manages measured against a sector benchmark. Each co-manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Ownership of the Portfolio

The Pyramis portfolio managers do not own any shares of the subadvised Portfolio.

Affiliated Persons

The following officers of Thrivent Financial, the Fund’s investment adviser, are, as officers of the Fund, affiliated with the Fund:

Affiliated Person	Position with Fund	Position with Thrivent Financial

Russell W. Swansen	President and Director	Senior Vice President and Chief Investment Officer

David S. Royal	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel

Janice M. Guimond	Vice President	Vice President, Investment Operations

Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting

Mark D. Anema	Vice President	Vice President, Accumulation and Retirement Income Solutions

Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer; Senior Counsel

Advisory and Subadvisory Agreements

The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The adviser may terminate the agreement on 60 days written notice to the Fund.

Advisory Fees

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.

Thrivent Aggressive Allocation Portfolio	Portfolio assets invested in all asset types (including Thrivent mutual funds)
	$0-$500 million	0.15%
	More than $500 million but less than $2 billion	0.125%
	More than $2 billion	0.10%

	Portfolio assets invested in assets other than Thrivent mutual funds	0.60%

Thrivent Moderately Aggressive Allocation Portfolio	Portfolio assets invested in all asset types (including Thrivent mutual funds)
	$0-$500 million	0.15%
	More than $500 million but less than $2 billion	0.125%
	More than $2 billion	0.10%

	Portfolio assets invested in assets other than Thrivent mutual funds	0.55%

Thrivent Moderate Allocation Portfolio	Portfolio assets invested in all asset types (including Thrivent mutual funds)
	$0-$500 million	0.15%
	More than $500 million but less than $2 billion	0.125%
	More than $2 billion	0.10%

	Portfolio assets invested in assets other than Thrivent mutual funds	0.50%

Thrivent Moderately Conservative Allocation Portfolio	Portfolio assets invested in all asset types (including Thrivent mutual funds)
	$0-$500 million	0.15%
	More than $500 million but less than $2 billion	0.125%
	More than $2 billion	0.10%

	Portfolio assets invested in assets other than Thrivent mutual funds	0.45%

Thrivent Partner Technology Portfolio	All assets	0.75%

Thrivent Partner Healthcare Portfolio	$0 - $50 million More than $50 million	0.95% 0.90%

Thrivent Natural Resources Portfolio	$0 - $50 million More than $50 million	0.75% 0.725%

Thrivent Partner Emerging Markets Equity Portfolio	$0 - $50 million More than $50 million	1.20% 1.07%

Thrivent Real Estate Securities Portfolio	$0 - $500 million More than $500 million	0.80% 0.75%

Thrivent Partner Small Cap Growth Portfolio	$0-$500 million More than $500 million	1.00% 0.90%

Thrivent Partner Small Cap Value Portfolio	All assets	0.80%

Thrivent Small Cap Stock Portfolio	$0-$200 million More than $200 million but not over $1 billion More than $1 billion but not over $2.5 billion More than $2.5 billion but not over $5 billion More than $5 billion	0.70% 0.65% 0.60% 0.55% 0.525%

Thrivent Small Cap Index Portfolio

$0-$250 million

More than $250 million but not over $500 million

More than $500 million but not over $1 billion

More than $1 billion but not over $1.5 billion

More than $1.5 billion but not over $2 billion

More than $2 billion

0.35% 0.30% 0.25% 0.20% 0.15% 0.10%

Thrivent Mid Cap Growth Portfolio	All assets	0.40%

Thrivent Partner Mid Cap Value Portfolio	$0-$200 million More than $200 million	0.75% 0.70%

Thrivent Mid Cap Stock Portfolio	$0-$200 million More than $200 million but not over $1 billion More than $1 billion but not over $2.5 billion More than $2.5 billion but not over $5 billion More than $5 billion	0.70% 0.65% 0.60% 0.55% 0.525%

Thrivent Mid Cap Index Portfolio

$0-$250 million

More than $250 million but not over $500 million

More than $500 million but not over $1 billion

More than $1 billion but not over $1.5 billion

More than $1.5 billion but not over $2 billion

More than $2 billion

0.35% 0.30% 0.25% 0.20% 0.15% 0.10%

Thrivent Partner Worldwide Allocation Portfolio	$0-250 million More than $250 million but not over $1 billion More than $1 billion but not over $1.5 billion More than $1.5 billion	0.90% 0.85% 0.80% 0.75%

Thrivent Partner Socially Responsible Stock Portfolio	$0-$50 million More than $50 million	0.80% 0.775%

Thrivent Partner All Cap Growth Portfolio	$0-$250 million More than $250 million	0.95% 0.90%

Thrivent Partner All Cap Value Portfolio	$0-$50 million More than $50 million	0.75% 0.70%

Thrivent Partner All Cap Portfolio	$0-$500 million More than $500 million	0.95% 0.90%

Thrivent Large Cap Growth Portfolio	All assets	0.40%

Thrivent Partner Growth Stock Portfolio	$0-$500 million More than $500 million	0.80% 0.70%

Thrivent Large Cap Value Portfolio	All assets	0.60%

Thrivent Large Cap Stock Portfolio	$0-$500 million More than $500 million but not over $750 million More than $750 million but not over $1 billion More than $1 billion but not over $2.5 billion	0.65% 0.575% 0.55% 0.475%
	More than $2.5 billion but not over $5 billion More than $5 billion	0.45% 0.425%

Thrivent Large Cap Index Portfolio

$0-$250 million

More than $250 million but not over $500 million

More than $500 million but not over $1 billion

More than $1 billion but not over $1.5 billion

More than $1.5 billion but not over $2 billion

More than $2 billion

		0.35% 0.30% 0.25% 0.20% 0.15% 0.10%

Thrivent Equity Income Plus Portfolio	$0-$250 million More than $250 million	0.65% 0.60%

Thrivent Balanced Portfolio	$0-$250 million More than $250 million	0.35% 0.30%

Thrivent High Yield Portfolio	All assets	0.40%

Thrivent Diversified Income Plus Portfolio	All assets	0.40%

Thrivent Income Portfolio	All assets	0.40%

Thrivent Bond Index Portfolio	$0-$250 million	0.35%
	More than $250 million but not over $500 million	0.30%
	More than $500 million but not over $1 billion	0.25%
	More than $1 billion but not over $1.5 billion	0.20%
	More than $1.5 billion but not over $2 billion	0.15%
	More than $2 billion	0.10%

Thrivent Limited Maturity Bond Portfolio	All assets	0.40%

Thrivent Mortgage Securities Portfolio	All assets	0.50%

Thrivent Money Market Portfolio	All assets	0.40%

As of April 30, 2013, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Percentage
Thrivent Partner Small Cap Growth Portfolio	0.10%
Thrivent Partner Growth Stock Portfolio	0.10%
Thrivent Money Market Portfolio	0.10%

As of April 30, 2013, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Percentage	Expiration Date
Thrivent Partner Healthcare Portfolio	1.25%	4/30/2014
Thrivent Natural Resources Portfolio	1.02%	4/30/2014
Thrivent Partner Emerging Markets Equity Portfolio	1.40%	4/30/2014
Thrivent Partner Socially Responsible Stock Portfolio	0.98%	4/30/2014
Thrivent Partner All Cap Growth Portfolio	1.00%	4/30/2014
Thrivent Partner All Cap Value Portfolio	0.98%	4/30/2014
Thrivent Partner All Cap Portfolio	0.95%	4/30/2014
Thrivent Large Cap Index Portfolio	0.40%	4/30/2014
Thrivent Mortgage Securities Portfolio	0.79%	4/30/2014

During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Aggressive Allocation Portfolio	$2,615,047	$2,190,801	$1,724,343
Thrivent Moderately Aggressive Allocation Portfolio	10,885,370	7,781,800	5,493,706
Thrivent Moderate Allocation Portfolio	16,788,573	10,373,411	6,884,566
Thrivent Moderately Conservative Allocation Portfolio	9,416,712	5,091,906	3,162,393
Thrivent Partner Technology Portfolio	256,555	250,872	235,937
Thrivent Partner Healthcare Portfolio	202,964	172,649	150,445
Thrivent Natural Resources Portfolio	237,884	256,050	173,364
Thrivent Partner Emerging Markets Equity Portfolio	556,558	487,882	309,700
Thrivent Real Estate Securities Portfolio	943,446	2,346,960	2,389,335
Thrivent Partner Small Cap Growth Portfolio	2,313,615	2,110,657	1,752,328
Thrivent Partner Small Cap Value Portfolio	2,119,667	2,054,060	1,956,116
Thrivent Small Cap Stock Portfolio	1,850,659	1,953,949	1,821,134
Thrivent Small Cap Index Portfolio	678,240	713,450	710,544
Thrivent Mid Cap Growth Portfolio	1,455,810	1,571,119	1,497,500
Thrivent Partner Mid Cap Value Portfolio	1,804,593	1,715,107	1,527,351
Thrivent Mid Cap Stock Portfolio	3,261,844	3,317,962	3,039,291
Thrivent Mid Cap Index Portfolio	291,740	307,814	306,186
Thrivent Partner Worldwide Allocation Portfolio	8,236,338	4,692,559	3,317,450
Thrivent Partner Socially Responsible Stock Portfolio	62,506	43,897	32,675
Thrivent Partner All Cap Growth Portfolio	129,991	127,360	85,777
Thrivent Partner All Cap Value Portfolio	48,950	55,533	46,622
Thrivent Partner All Cap Portfolio	501,569	546,718	570,191
Thrivent Large Cap Growth Portfolio	3,462,990	3,635,164	3,835,501
Thrivent Partner Growth Stock Portfolio	452,203	457,185	464,648
Thrivent Large Cap Value Portfolio	4,843,614	4,718,767	4,476,658
Thrivent Large Cap Stock Portfolio	3,873,403	3,857,242	3,810,084
Thrivent Large Cap Index Portfolio	1,043,020	1,064,255	1,090,682
Thrivent Equity Income Plus Portfolio	635,926	555,413	396,100
Thrivent Balanced Portfolio	855,001	891,758	938,495
Thrivent High Yield Portfolio	3,378,788	3,119,514	3,123,696
Thrivent Diversified Income Plus Portfolio	649,027	458,207	378,000
Thrivent Income Portfolio	6,176,789	5,653,792	5,115,027
Thrivent Bond Index Portfolio	597,327	552,188	571,556

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Limited Maturity Bond Portfolio	$5,345,251	$5,763,592	$4,834,491
Thrivent Mortgage Securities Portfolio	172,057	165,474	165,431
Thrivent Money Market Portfolio	584,930	669,639	821,157

The next table shows the total expenses reimbursed with respect to the Portfolios for the last three fiscal years.

Portfolio	12/31//12	12/31/11	12/31/10
Thrivent Aggressive Allocation Portfolio	$—	$83,194	$238,364
Thrivent Moderately Aggressive Allocation Portfolio	—	—	—
Thrivent Moderate Allocation Portfolio	—	—	—
Thrivent Moderately Conservative Allocation Portfolio	—	—	—
Thrivent Partner Technology Portfolio	—	—	—
Thrivent Partner Healthcare Portfolio	62,418	62,556	49,760
Thrivent Natural Resources Portfolio	26,166	—	19,930
Thrivent Partner Emerging Markets Equity Portfolio	100,603	93,320	96,795
Thrivent Real Estate Securities Portfolio	—	—	—
Thrivent Partner Small Cap Growth Portfolio	231,362	211,066	175,232
Thrivent Partner Small Cap Value Portfolio	—	—	—
Thrivent Small Cap Stock Portfolio	—	—	—
Thrivent Small Cap Index Portfolio	—	—	—
Thrivent Mid Cap Growth Portfolio	—	—	—
Thrivent Partner Mid Cap Value Portfolio	—	—	—
Thrivent Mid Cap Stock Portfolio	—	—	—
Thrivent Mid Cap Index Portfolio	—	—	—
Thrivent Partner Worldwide Allocation Portfolio	—	—	177,486
Thrivent Partner Socially Responsible Stock Portfolio	105,827	110,272	108,191
Thrivent Partner All Cap Growth Portfolio	114,637	114,415	113,446
Thrivent Partner All Cap Value Portfolio	109,883	106,150	110,619
Thrivent Partner All Cap Portfolio	105,594	115,098	120,041
Thrivent Large Cap Growth Portfolio	—	—	—
Thrivent Partner Growth Stock Portfolio	56,526	57,148	58,081
Thrivent Large Cap Value Portfolio	—	—	—
Thrivent Large Cap Stock Portfolio	—	—	—
Thrivent Large Cap Index Portfolio	—	—	—
Thrivent Equity Income Plus Portfolio	—	—	25,405
Thrivent Balanced Portfolio	—	—	—
Thrivent High Yield Portfolio	—	—	—
Thrivent Diversified Income Plus Portfolio	—	—	—
Thrivent Income Portfolio	—	42,463	68,184
Thrivent Bond Index Portfolio	—	—	—
Thrivent Limited Maturity Bond Portfolio	78,613	77,877	75,914
Thrivent Mortgage Securities Portfolio	19,367	—	—
Thrivent Money Market Portfolio	334,799	349,498	378,579

Investment Subadvisory Fees

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Technology Portfolio. The fee payable is equal to 0.45% of the Portfolio’s average daily net assets. GSAM was paid $141,562 for its subadvisory services in the year ended December 31, 2010, $150,158 for its subadvisory services in the year ended December 31, 2011, and $153,933 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Sectoral an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.65% of the first $50 million of average daily net asset managed by Sectoral; 0.60% of the next $50 million of average daily net assets managed by Sectoral; 0.40% of the next $150 million of average daily net assets managed by Sectoral; and 0.35% of all of the average daily net assets managed by Sectoral in excess of $250 million. Sectoral was paid $102,936 for its subadvisory services in the year ended December 31, 2010, $117,808 for its subadvisory services in the year ended December 31, 2011, and $137,292 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio. The fee payable is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen; 0.72% of the next $50 million of average daily net assets managed by Aberdeen; and 0.68% of all average daily net assets managed by Aberdeen in excess of $100 million. For purposes of calculating these breakpoints, the average daily net assets managed by Aberdeen are aggregated with the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Fund managed by Aberdeen. The Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. Aberdeen was paid $635,429 for its subadvisory services in the year ended December 31, 2010, $896,694 for its subadvisory services in the year ended December 31, 2011, and $956,033 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Turner an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Small Cap Growth Portfolio. With respect to the portfolio assets that are invested in companies that have market capitalizations that fall within the bottom half of the portfolio’s benchmark index, the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that portion. With respect to the portfolio assets other than the microcap portion (the “other portion”), the fee payable on the other portion is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) (the “entire assets”) are no greater than $100 million, 0.60% of the average daily net assets when the entire assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire assets are greater than $350 million. For purposes of calculating these breakpoints, the average daily net assets managed by Turner are aggregated with the average daily net assets of the Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) managed by Turner. This Fund is a series of Thrivent Mutual Funds. Turner was paid $1,119,466 for its subadvisory services in the year ended December 31, 2010, $1,324,534 for its subadvisory services in the year ended December 31, 2011, and $1,437,390 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Small Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Small Cap Value Portfolio’s average daily net assets. The subadvisory fee is equal to 0.60% of average daily net assets. T. Rowe Price was paid $1,467,087 for its subadvisory services in the year ended December 31, 2010, $1,536,429 for its subadvisory services in the year ended December 31, 2011, and $1,589,750 for its subadvisory services in the year ended December 31, 2012.

In addition, Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Growth Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Growth Stock Portfolio’s average daily net assets. The subadvisory fee is equal to 0.40% of average daily net assets up to $500 million and 0.35% of the average daily net assets over $500 million. T. Rowe Price was paid $232,324 for its subadvisory services in the year ended December 31, 2010, $228,033 for its subadvisory services in the year ended December 31, 2011, and $226,101 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Mid Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Mid Cap Value Portfolio’s average daily net assets. The subadvisory fee is equal to 0.50% of average daily net assets up to $200 million and 0.45% of average daily net assets over $200 million. For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Mid Cap Value Portfolio are aggregated with the average daily net assets of the Thrivent Partner Mid Cap Value Fund, a series of the Thrivent Mutual Funds, for which GSAM also acts as subadviser. GSAM was paid $980,586 for its subadvisory services in the year ended December 31, 2010, $1,091,385 for its subadvisory services in the year ended December 31, 2011, and $1,148,685 for its subadvisory services in the year ended December 31, 2012.

In addition, Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.55% of the first $50 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by GSAM; 0.50% of the next $200 million of the Portfolio’s average daily net assets managed by GSAM; and 0.45% of all of the Portfolio’s average daily net assets managed by GSAM in excess of $250 million. For purposes of calculating these breakpoints, the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Portfolio managed by GSAM are aggregated with the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Fund managed by GSAM. The Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. GSAM was paid $193,198 for its subadvisory services in the year ended December 31, 2010, $300,638 for its subadvisory services in the year ended December 31, 2011, and $466,515 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays DuPont Capital an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to a percentage of the average daily net assets subadvised by DuPont Capital. The fee payable is equal to 0.72% of the first $50 million of average daily net assets and 0.68% for assets over $50 million. For purposes of calculating these breakpoints, the average daily net assets managed by DuPont Capital are aggregated with the portions of the average daily net assets of Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund managed by DuPont Capital. Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are series of Thrivent Mutual Funds. DuPont Capital was paid $356,176 for its subadvisory services for the year ended December 31, 2012.

Thrivent Financial pays Mercator an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to a percentage of the average daily net assets subadvised by Mercator. The subadvisory fee is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of average daily net assets over $25 million but not over $50 million, 0.55% of average daily net assets over $50 million but not over $75 million, 0.50% of average daily net assets over $75 million but not over $300 million, 0.40% of average daily net assets over $300 million but not over $500 million and 0.20% of average daily net assets over $500 million. For purposes of calculating these breakpoints, the average daily net assets managed by Mercator are aggregated with the average daily net assets of the portions of Thrivent Partner Worldwide Allocation Fund managed by Mercator. This Fund is a series of Thrivent Mutual Funds. Mercator was paid $1,984,974 for its subadvisory services in the year ended December 31, 2010, $2,107,545 for its subadvisory services in the year ended December 31, 2011, and $1,994,007 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to a percentage of the average daily net assets subadvised by Principal. The fee payable is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million of average daily net assets and 0.25% of average daily net assets over $1 billion. For purposes of calculating these breakpoints, the average daily net assets managed by Principal are aggregated with the average daily net assets of the portions of Thrivent Partner Worldwide Allocation Fund managed by Principal. This Fund is a series of Thrivent Mutual Funds. Principal was paid $1,737,339 for its subadvisory services in the year ended December 31, 2010, $1,866,837 for its subadvisory services in the year ended December 31, 2011, and $1,690,368 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Victory an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.95% of the first $25 million of the Portfolio’s average daily net assets managed by Victory; 0.85% of the next $75 million of the Portfolio’s average daily net assets managed by Victory; 0.80% of the next $50 million of the Portfolio’s average daily net assets managed by Victory; 0.75% of the next $100 million of the Portfolio’s average daily net assets managed by Victory; and 0.70% of the Portfolio’s average daily net assets managed by Victory in excess of $250 million. For purposes of calculating these breakpoints, the average daily net assets managed by Victory are aggregated with the average daily net assets of the portion of Thrivent Partner Worldwide Allocation Fund managed by Victory. The Thrivent Partner Worldwide Allocation Fund is a series of Thrivent Mutual Funds. Victory was paid $494,910 for its subadvisory services in the year ended December 31, 2010, $686,294 for its subadvisory services in the year ended December 31, 2011, and $1,117,319 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Calvert an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Socially Responsible Stock Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net asset managed by Calvert; 0.475% of the next $50 million of average daily net assets managed by Calvert; 0.45% of the next $50 million of average daily net assets managed by Calvert; 0.425% of the next $100 million of average daily net assets managed by Calvert; and 0.40% of all of the average daily net assets managed by Calvert in excess of $250 million. With respect to this Portfolio, Calvert was paid $20,422 for its subadvisory services in the year ended December 31, 2010, $27,351 for its subadvisory services in the year ended December 31, 2011, and $38,551 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Calamos an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner All Cap Growth Portfolio. The fee payable is equal to 0.65% of Thrivent Partner All Cap Growth Portfolio’s average daily net assets managed by Calamos. Calamos was paid $58,690 for its subadvisory services in the year ended December 31, 2010, $86,915 for its subadvisory services in the year ended December 31, 2011, and $88,941 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays OFI an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner All Cap Value Portfolio. The fee payable is equal to 0.45% of the first $50 million of average daily net asset managed by OFI; 0.40% of the next $200 million of average daily net assets managed by OFI; and 0.35% of all of the average daily net assets managed by OFI in excess of $250 million. OFI was paid $27,973 for its subadvisory services in the year ended December 31, 2010, $33,237 for its subadvisory services in the year ended December 31, 2011, and $29,082 for its subadvisory services in the year ended December 31, 2012.

Thrivent Financial pays Pyramis an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner All Cap Portfolio. The fee payable is equal to a percentage of the Thrivent Partner All Cap Portfolio’s average daily net assets. The subadvisory fee is equal to 0.60% of average daily net assets up to $100 million, 0.55% of average daily net assets over $100 million but not over $500 million, 0.50% of average daily net assets over $500 million but not over $750 million, and 0.45% of average daily net assets over $750 million. Pyramis was paid $360,121 for its subadvisory services in the year ended December 31, 2010, $344,451 for its subadvisory services in the year ended December 31, 2011, and $316,706 for its subadvisory services in the year ended December 31, 2012.

Code of Ethics

The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Fund has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Management, LLC. Those policies and the proxy voting policies of each subadviser (or a description thereof) are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-4836. You may also review this information at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov).

OTHER SERVICES

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund’s annual financial statements, assistance and consultation in connection with tax matters, Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Fund.

Administrative Services Agreement

As of January 1, 2009, Thrivent Financial provides both administrative and accounting services to the Portfolios under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $80,000 plus 0.02 percent of the Portfolio’s average daily net assets for both administrative and accounting services. Payments made under the Combined Agreement for the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010 are disclosed in the table below.

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Aggressive Allocation Portfolio	$199,631	$197,390	$183,888
Thrivent Moderately Aggressive Allocation Portfolio	663,020	607,003	515,684
Thrivent Moderate Allocation Portfolio	1,030,605	863,541	687,377
Thrivent Moderately Conservative Allocation Portfolio	572,779	443,692	339,686
Thrivent Partner Technology Portfolio	86,841	86,690	86,291
Thrivent Partner Healthcare Portfolio	84,273	83,635	83,167
Thrivent Natural Resources Portfolio	86,344	86,828	84,623
Thrivent Partner Emerging Markets Equity Portfolio	89,280	88,132	85,162
Thrivent Real Estate Securities Portfolio	103,586	138,674	139,733
Thrivent Partner Small Cap Growth Portfolio	126,272	122,213	115,046
Thrivent Partner Small Cap Value Portfolio	132,991	131,351	128,903
Thrivent Small Cap Stock Portfolio	133,867	137,045	132,958
Thrivent Small Cap Index Portfolio	118,756	120,769	120,602
Thrivent Mid Cap Growth Portfolio	152,790	158,556	154,875
Thrivent Partner Mid Cap Value Portfolio	128,143	125,737	120,729
Thrivent Mid Cap Stock Portfolio	177,288	179,014	170,440
Thrivent Mid Cap Index Portfolio	96,671	97,589	97,496

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Partner Worldwide Allocation Portfolio	$270,855	$187,472	$155,116
Thrivent Partner Socially Responsible Stock Portfolio	81,563	81,098	80,817
Thrivent Partner All Cap Growth Portfolio	82,736	82,681	81,806
Thrivent Partner All Cap Value Portfolio	81,305	81,481	81,243
Thrivent Partner All Cap Portfolio	90,560	91,510	92,004
Thrivent Large Cap Growth Portfolio	253,150	261,758	271,775
Thrivent Partner Growth Stock Portfolio	91,305	91,430	91,616
Thrivent Large Cap Value Portfolio	241,454	237,292	229,222
Thrivent Large Cap Stock Portfolio	201,684	201,122	199,481
Thrivent Large Cap Index Portfolio	141,201	142,617	144,379
Thrivent Equity Income Plus Portfolio	99,567	97,090	92,188
Thrivent Balanced Portfolio	128,861	131,260	134,233
Thrivent High Yield Portfolio	248,940	235,976	236,185
Thrivent Diversified Income Plus Portfolio	112,451	102,910	98,900
Thrivent Income Portfolio	388,839	362,690	335,751
Thrivent Bond Index Portfolio	114,133	111,553	112,660
Thrivent Limited Maturity Bond Portfolio	347,262	368,180	321,725
Thrivent Mortgage Securities Portfolio	86,882	86,619	86,617
Thrivent Money Market Portfolio	109,247	113,482	121,058

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

In certain cases, Thrivent Financial or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Financial or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Financial or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Portfolios. Thrivent Financial or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.

Certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, the subadvisers or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions

Pyramis and GSAM may place trades with certain brokers with which they are under common control, provided they determine that these affiliates’ products, services and costs are comparable to those of nonaffiliated, qualified brokerage firms. Pyramis and GSAM may trade with their affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” Pyramis and GSAM also may trade with their affiliated brokers on an execution-only basis.

Brokerage Commissions

During the last three fiscal years, the Portfolios paid the following brokerage fees:

Fund	12/31/2012	12/31/2011	12/31/2010
Thrivent Aggressive Allocation Portfolio	$442,728	$594,542	$480,239
Thrivent Moderately Aggressive Allocation Portfolio	1,433,601	1,666,320	1,049,560
Thrivent Moderate Allocation Portfolio	1,714,364	1,828,547	1,078,604
Thrivent Moderately Conservative Allocation Portfolio	636,154	572,680	426,816
Thrivent Partner Technology Portfolio[1]	26,828	35,977	24,292
Thrivent Partner Healthcare Portfolio	23,890	29,597	16,820
Thrivent Natural Resources Portfolio[2]	19,626	55,747	2,582
Thrivent Partner Emerging Markets Equity Portfolio	14,441	12,705	32,547
Thrivent Real Estate Securities Portfolio	29,541	37,581	57,470

Fund	12/31/2012	12/31/2011	12/31/2010
Thrivent Partner Small Cap Growth Portfolio	$514,099	$487,348	$416,965
Thrivent Partner Small Cap Value Portfolio[3]	92,789	61,019	137,491
Thrivent Small Cap Stock Portfolio	483,557	603,736	1,472,834
Thrivent Small Cap Index Portfolio	31,418	44,891	38,063
Thrivent Mid Cap Growth Portfolio[4]	266,296	474,192	372,711
Thrivent Partner Mid Cap Value Portfolio[5]	314,951	352,542	393,949
Thrivent Mid Cap Stock Portfolio	478,945	430,730	821,213
Thrivent Mid Cap Index Portfolio	5,958	19,973	16,247
Thrivent Partner Worldwide Allocation Portfolio[6]	1,679,302	781,746	859,907
Thrivent Partner Socially Responsible Stock Portfolio	4,107	4,216	3,018
Thrivent Partner All Cap Growth Portfolio	6,359	7,924	6,329
Thrivent Partner All Cap Value Portfolio	14,141	16,019	15,414
Thrivent Partner All Cap Portfolio[7]	76,242	120,752	218,365
Thrivent Large Cap Growth Portfolio[8]	908,922	3,382,580	4,608,986
Thrivent Partner Growth Stock Portfolio	16,798	16,365	27,707
Thrivent Large Cap Value Portfolio	1,229,754	987,844	1,407,402
Thrivent Large Cap Stock Portfolio	994,532	1,251,719	1,881,606
Thrivent Large Cap Index Portfolio	20,480	36,288	58,644
Thrivent Equity Income Plus Portfolio	265,434	251,056	373,283
Thrivent Balanced Portfolio	17,891	19,659	38,075
Thrivent High Yield Portfolio[9]	390	5,003	7,981
Thrivent Diversified Income Plus Portfolio	207,111	128,522	65,006
Thrivent Income Portfolio	76,612	76,222	80,261
Thrivent Bond Index Portfolio	—	—	—
Thrivent Limited Maturity Bond Portfolio	59,795	66,130	77,326
Thrivent Mortgage Securities Portfolio	122	152	177
Thrivent Money Market Portfolio	—	—	—

[1]	The aggregate amount paid to affiliated brokerage firms by Thrivent Partner Technology Portfolio was $0 in 2012, $1 in 2011, and $0 in 2010.
[2]

The decrease in brokerage commissions for the fiscal year ended December 31, 2012 reflects that the Portfolio had unusually high brokerage commissions for the fiscal year ended December 31, 2011 due to its change in investment strategy in 2011.

[3]	The increase in brokerage commissions for the fiscal year ended December 31, 2012 reflects that the Portfolio had unusually low brokerage commissions for the fiscal year ended December 31, 2011.
[4]	The decrease in brokerage commissions for the fiscal year ended December 31, 2012 reflects the Portfolio’s investment style and the market environment.
[5]

The aggregate amount paid to affiliated brokerage firms by Thrivent Partner Mid Cap Value Portfolio was $11,226 in 2012, $16,396 in 2011, and $14,455 in 2010. The percentage of the Portfolio’s aggregate brokerage commissions paid to the affiliated broker-dealer during the most recent fiscal year was 3.56%. In addition, the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through this affiliated broker-dealer during the most recent fiscal year was 4.76%.

[6]

The increase in brokerage commissions for the fiscal year ended December 31, 2012 is a result of the Portfolio’s increase in portfolio turnover and the addition of a new portfolio manager to the Portfolio.

[7]	The decrease in brokerage commissions for the fiscal year ended December 31, 2012 reflects the Portfolio’s investment style and the market environment.
[8]	The decrease in brokerage commissions for the fiscal year ended December 31, 2012 is a result of the change in portfolio management and trading strategy that took place in 2011.
[9]	The decrease in brokerage commissions for the fiscal year ended December 31, 2012 is due to unusually high brokerage commissions for the prior two fiscal years.

The following table below indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended December 31, 2012. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Fund Name	Commissions	Aggregate Transactions
Thrivent Aggressive Allocation Portfolio	$427,590	$443,125,888
Thrivent Moderately Aggressive Allocation Portfolio	1,390,099	1,561,032,748
Thrivent Moderate Allocation Portfolio	1,665,236	1,859,833,593
Thrivent Moderately Conservative Allocation Portfolio	618,742	639,250,269
Thrivent Partner Technology Portfolio	24,890	24,501,421
Thrivent Partner Healthcare Portfolio	20,847	13,793,458
Thrivent Natural Resources Portfolio	19,353	18,909,460
Thrivent Partner Emerging Markets Equity Portfolio	12,874	5,287,783
Thrivent Real Estate Securities Portfolio	24,580	65,036,671
Thrivent Partner Small Cap Growth Portfolio	416,932	304,514,071
Thrivent Partner Small Cap Value Portfolio	50,687	31,970,789
Thrivent Small Cap Stock Portfolio	449,425	371,391,529
Thrivent Small Cap Index Portfolio	26,057	23,419,591
Thrivent Mid Cap Growth Portfolio	253,100	289,171,392
Thrivent Partner Mid Cap Value Portfolio	296,233	350,638,920
Thrivent Mid Cap Stock Portfolio	432,167	381,685,931
Thrivent Mid Cap Index Portfolio	4,675	4,332,231
Thrivent Partner Worldwide Allocation Portfolio	1,533,516	1,357,859,960
Thrivent Partner Socially Responsible Stock Portfolio	4,063	6,301,545
Thrivent Partner All Cap Growth Portfolio	5,235	12,920,300
Thrivent Partner All Cap Value Portfolio	13,454	15,511,368
Thrivent Partner All Cap Portfolio	67,279	121,358,890
Thrivent Large Cap Growth Portfolio	879,373	1,434,392,646
Thrivent Partner Growth Stock Portfolio	13,580	19,379,708
Thrivent Large Cap Value Portfolio	1,194,271	1,369,411,077
Thrivent Large Cap Stock Portfolio	972,844	1,375,335,420
Thrivent Large Cap Index Portfolio	14,997	26,114,771
Thrivent Equity Income Plus Portfolio	260,168	305,983,327
Thrivent Balanced Portfolio	10,236	15,155,915
Thrivent High Yield Portfolio	390	390
Thrivent Diversified Income Plus Portfolio	203,327	227,173,560
Thrivent Income Portfolio	76,446	436,374
Thrivent Bond Index Portfolio	—	—
Thrivent Limited Maturity Bond Portfolio	58,858	198,583
Thrivent Mortgage Securities Portfolio	122	122
Thrivent Money Market Portfolio	—	—

Regular Brokers or Dealers

Each of the Portfolios listed below held securities of its “regular brokers or dealers,” as that term is defined by Rule 10b-1 under the 1940 Act, as of December 31, 2012 as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Portfolio	Bank of America Corporation	$947,836.00
	Citigroup, Inc.	$2,001,775.56
	Credit Suisse Group AG	$270,336.00
	J.P. Morgan	$1,210,186.31
	State Street Bank	$4,220,179.00
	Wells Fargo	$1,891,589.56

Thrivent Balanced Portfolio	Bank of America Corporation	$2,445,355.11
	BNY Mellon	$367,535.70
	Citigroup, Inc.	$1,511,710.30
	Credit Suisse Group AG	$1,925,524.27
	Goldman, Sachs & Company	$1,702,927.00
	J.P. Morgan	$2,512,557.80
	Morgan Stanley	$563,428.55
	Wells Fargo	$2,067,274.76
	Barclays	$224,177.40

Thrivent Bond Index Portfolio	Bank of America Corporation	$1,186,058.03
	Citigroup, Inc.	$433,436.04
	Credit Suisse Group AG	$1,896,755.37
	Goldman, Sachs & Company	$2,002,694.00
	J.P. Morgan	$641,262.32
	Barclays	$844,706.10

Thrivent Diversified Income Plus Portfolio	Bank of America Corporation	$1,878,804.78
	Citigroup, Inc.	$2,460,608.33
	Credit Suisse Group AG	$1,081,344.00
	Deutsche Bank	$1,350,916.49
	Goldman, Sachs & Company	$985,608.13
	J.P. Morgan	$1,409,077.20
	Morgan Stanley	$207,078.80
	Wells Fargo	$225,588.00
	Barclays	$221,277.60

Thrivent Equity Income Plus Portfolio	Bank of America Corporation	$964,669.16
	Goldman, Sachs & Company	$484,728.00
	J.P. Morgan	$1,612,030.75
	UBS AG	$424,980.00

Thrivent Income Portfolio	Bank of America Corporation	$27,584,169.71
	Citigroup, Inc.	$27,955,301.07
	Credit Suisse Group AG	$10,241,667.57
	Deutsche Bank	$2,106,263.14
	Goldman, Sachs & Company	$15,127,589.07
	J.P. Morgan	$18,313,199.83
	The Royal Bank of Scotland	$4,209,718.53
	Wells Fargo	$11,294,732.79
	Barclays	$3,562,569.36

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Large Cap Growth Portfolio	Citigroup, Inc.	$10,878,090.12
	J.P. Morgan	$9,732,275.83
	Wells Fargo	$18,785,498.90

Thrivent Large Cap Index Portfolio	Bank of America Corporation	$2,937,236.00
	BNY Mellon	$713,226.40
	Citigroup, Inc.	$2,725,407.08
	Goldman, Sachs & Company	$1,352,136.00
	J.P. Morgan	$3,924,234.56
	Morgan Stanley	$620,444.00
	Wells Fargo	$3,942,321.20

Thrivent Large Cap Stock Portfolio	Citigroup, Inc.	$23,623,254.00
	J.P. Morgan	$26,598,508.28
	Wells Fargo	$15,154,728.40

Thrivent Large Cap Value Portfolio	Bank of America Corporation	$26,721,760.00
	Citigroup, Inc.	$33,974,523.60
	Wells Fargo	$19,651,449.20

Thrivent Limited Maturity Bond Portfolio	Bank of America Corporation	$7,669,128.50
	Citigroup, Inc.	$7,980,261.66
	Credit Suisse Group AG	$18,195,643.11
	Deutsche Bank	$2,948,768.40
	Goldman, Sachs & Company	$4,970,788.92
	J.P. Morgan	$15,007,713.39
	Morgan Stanley	$5,741,267.80
	Barclays	$8,075,718.00

Thrivent Moderate Allocation Portfolio	Bank of America Corporation	$24,067,190.15
	BNY Mellon	$300,878.37
	Citigroup, Inc.	$14,394,195.68
	Credit Suisse Group AG	$18,722,573.01
	Deutsche Bank	$2,370,287.87
	Goldman, Sachs & Company	$7,511,805.62
	J.P. Morgan	$14,620,198.65
	Morgan Stanley	$7,380,147.28
	The Royal Bank of Scotland	$1,511,104.73
	Barclays	$1,084,260.24

Thrivent Moderately Aggressive Allocation Portfolio	Bank of America Corporation	$11,185,107.55
	BNY Mellon	$57,784.59
	Citigroup, Inc.	$7,652,028.70
	Credit Suisse Group AG	$6,997,105.94
	Deutsche Bank	$1,025,695.23
	Goldman, Sachs & Company	$1,453,235.06
	J.P. Morgan	$7,858,036.98
	Morgan Stanley	$1,849,692.20
	The Royal Bank of Scotland	$308,388.72
	UBS AG	$138,070.04
	Barclays	$165,958.20

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Moderately Conservative Allocation Portfolio	Bank of America Corporation	$19,349,897.63
	BNY Mellon	$264,015.79
	Citigroup, Inc.	$8,164,763.87
	Credit Suisse Group AG	$12,304,463.52
	Deutsche Bank	$1,296,323.57
	Goldman, Sachs & Company	$4,447,660.81
	J.P. Morgan	$7,838,229.71
	Morgan Stanley	$5,914,722.69
	The Royal Bank of Scotland	$1,310,652.06
	Barclays	$950,387.29

Thrivent Mortgage Securities Portfolio	Bank of America Corporation	$312,749.86
	Credit Suisse Group AG	$227,363.20
	Goldman, Sachs & Company	$44,420.45
	J.P. Morgan	$31,011.19
	Morgan Stanley	$435,670.54

Thrivent Partner All Cap Portfolio	Citigroup, Inc.	$483,027.60
	J.P. Morgan	$1,245,230.40

Thrivent Partner All Cap Value Portfolio	Bank of America Corporation	$88,856.00
	Goldman, Sachs & Company	$137,764.80
	J.P. Morgan	$97,173.70

Thrivent Partner Small Cap Value Portfolio	Stifel Nicolaus Capital	$607,430.00

Thrivent Partner Socially Responsible Stock Portfolio	Wells Fargo	$196,329.92

Thrivent Partner Worldwide Allocation Portfolio	Citigroup, Inc.	$3,741,428.29
	Credit Suisse Group AG	$10,208,222.75
	Barclays	$3,958,309.95

Portfolio Turnover Rate

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short-term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Aggressive Allocation Portfolio	69%	74%	68%
Thrivent Moderately Aggressive Allocation Portfolio[1]	93%	64%	39%
Thrivent Moderate Allocation Portfolio[1]	121%	53%	30%
Thrivent Moderately Conservative Allocation Portfolio[1]	190%	46%	30%
Thrivent Partner Technology Portfolio	45%	56%	54%

Portfolio	12/31/12	12/31/11	12/31/10
Thrivent Partner Healthcare Portfolio	40%	66%	45%
Thrivent Natural Resources Portfolio[2]	28%	118%	2%
Thrivent Partner Emerging Markets Equity Portfolio	4%	6%	4%
Thrivent Real Estate Securities Portfolio	32%	16%	15%
Thrivent Partner Small Cap Growth Portfolio	93%	101%	100%
Thrivent Partner Small Cap Value Portfolio	18%	10%	19%
Thrivent Small Cap Stock Portfolio	96%	88%	208%
Thrivent Small Cap Index Portfolio	9%	13%	11%
Thrivent Mid Cap Growth Portfolio	39%	67%	48%
Thrivent Partner Mid Cap Value Portfolio	80%	76%	91%
Thrivent Mid Cap Stock Portfolio	47%	35%	78%
Thrivent Mid Cap Index Portfolio	8%	16%	13%
Thrivent Partner Worldwide Allocation Portfolio	93%	64%	84%
Thrivent Partner Socially Responsible Stock Portfolio	31%	45%	41%
Thrivent Partner All Cap Growth Portfolio	61%	76%	77%
Thrivent Partner All Cap Value Portfolio	118%	139%	146%
Thrivent Partner All Cap Portfolio	116%	124%	180%
Thrivent Large Cap Growth Portfolio[3]	87%	216%	231%
Thrivent Partner Growth Stock Portfolio	32%	26%	36%
Thrivent Large Cap Value Portfolio	90%	73%	109%
Thrivent Large Cap Stock Portfolio	121%	139%	181%
Thrivent Large Cap Index Portfolio	4%	4%	6%
Thrivent Equity Income Plus Portfolio	160%	195%	362%
Thrivent Balanced Portfolio	142%	143%	136%
Thrivent High Yield Portfolio	57%	58%	82%
Thrivent Diversified Income Plus Portfolio	155%	127%	116%
Thrivent Income Portfolio	132%	142%	146%
Thrivent Bond Index Portfolio	401%	415%	387%
Thrivent Limited Maturity Bond Portfolio	107%	91%	102%
Thrivent Mortgage Securities Portfolio	936%	854%	676%
Thrivent Money Market Portfolio	N/A	N/A	N/A
[1]

The increase in portfolio turnover rate for the fiscal year ended December 31, 2012 is due in part to a shift away from investment in other series of the Fund to holding investments directly in the equity portions of the Portfolio.

[2]

The decrease in portfolio turnover for the fiscal year ended December 31, 2012 is due to unusually high turnover in 2011. The Portfolio had significant turnover in 2011 as a result of a change in its investment strategy.

[3]	The decrease in portfolio turnover for the fiscal year ended December 31, 2012 is mainly a result of a change in portfolio management that took place in 2011.

CAPITAL STOCK

The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors.

Class	Number of Shares
Thrivent Aggressive Allocation Portfolio	350,000,000
Thrivent Balanced Portfolio	200,000,000
Thrivent Bond Index Portfolio	200,000,000
Thrivent Diversified Income Plus Portfolio	250,000,000
Thrivent Equity Income Plus Portfolio	200,000,000
Thrivent High Yield Portfolio	350,000,000
Thrivent Income Portfolio	300,000,000
Thrivent Large Cap Growth Portfolio	300,000,000
Thrivent Large Cap Index Portfolio	200,000,000
Thrivent Large Cap Stock Portfolio	250,000,000
Thrivent Large Cap Value Portfolio	200,000,000
Thrivent Limited Maturity Bond Portfolio	450,000,000
Thrivent Mid Cap Growth Portfolio	200,000,000
Thrivent Mid Cap Index Portfolio	200,000,000
Thrivent Mid Cap Stock Portfolio	200,000,000
Thrivent Moderate Allocation Portfolio	1,200,000,000
Thrivent Moderately Aggressive Allocation Portfolio	700,000,000
Thrivent Moderately Conservative Allocation Portfolio	800,000,000
Thrivent Money Market Portfolio	1,200,000,000
Thrivent Mortgage Securities Portfolio	50,000,000
Thrivent Partner All Cap Growth Portfolio	50,000,000
Thrivent Partner All Cap Portfolio	100,000,000
Thrivent Partner All Cap Value Portfolio	50,000,000
Thrivent Partner Emerging Markets Equity Portfolio	100,000,000
Thrivent Partner Growth Stock Portfolio	50,000,000
Thrivent Partner Healthcare Portfolio	50,000,000
Thrivent Partner Mid Cap Value Portfolio	50,000,000
Thrivent Natural Resources Portfolio	200,000,000
Thrivent Partner Small Cap Growth Portfolio	50,000,000
Thrivent Partner Small Cap Value Portfolio	150,000,000
Thrivent Partner Socially Responsible Stock Portfolio	50,000,000
Thrivent Partner Technology Portfolio	100,000,000
Thrivent Partner Worldwide Allocation Portfolio	700,000,000
Thrivent Real Estate Securities Portfolio	100,000,000
Thrivent Small Cap Index Portfolio	200,000,000
Thrivent Small Cap Stock Portfolio	200,000,000

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE

(All Portfolios Except the Thrivent Money Market Portfolio).

The net asset value per share is determined at the close of each day the New York Stock Exchange (the “NYSE”) is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Financial may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

For all Portfolios other than the Thrivent Money Market Portfolio, short-term debt securities are valued at acquisition cost, plus or minus any amortized discount or premium (amortized cost). Other debt securities with maturities of 60 days or less are valued at amortized cost, if appropriate.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

NET ASSET VALUE

(Thrivent Money Market Portfolio)

Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.

The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)	The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)	In the event such deviation from the Thrivent Money Market Portfolio’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Directors);

(3)	The Thrivent Money Market Portfolio will maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Portfolio may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Portfolio may not take into account these resets when calculating its WAL;

(4)	The Thrivent Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Directors determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	The Thrivent Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which the Thrivent Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1)	(a) either (i) has received a short-term rating from a designated nationally recognized statistical rating organization (NRSRO”) or has been issued by an issuer that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from a designated NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one, if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2)	is unrated but is of comparable quality to a rated security as described in (1) above, and that at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from any designated NRSRO in the NRSRO’s three highest long-term rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term rating categories.

As indicated in the Prospectus, at least 97% of the Thrivent Money Market Portfolio’s total assets will consist of government securities and “first tier” eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Thrivent Money Market Portfolio’s assets invested in “second tier” eligible securities as defined in Rule 2a-7. For this purpose, “second tier” eligible securities generally are those that have been rated by at least two designated NRSROs in the second highest rating category for short-term obligations (or so rated by one such organization if it alone has rated the security). The Thrivent Money Market Portfolio may not invest more than one-half of 1% of its total assets in “second tier” eligible securities of any single issuer.

TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

DISTRIBUTIONS

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends

Dividends are declared and paid as follows:

—declared daily and paid daily	Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio

—declared daily and paid monthly	Thrivent Money Market Portfolio

—declared and paid at least annually	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent Diversified Income Plus Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will be declared and paid at least annually and in compliance with applicable regulations.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on withdrawals before age 59 1/2.

DESCRIPTION OF DEBT RATINGS

Debt Ratings

A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Financial for Lutherans to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Financial for Lutherans.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Financial for Lutherans.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings:
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2012 is a separate report furnished with this SAI and is incorporated herein by reference.

Appendix A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview.  Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Commission Committee (“Brokerage Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Brokerage Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Brokerage Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services Inc. (“ISS”), an expert in the proxy voting area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Brokerage Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Brokerage Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Brokerage Committee for review and approval. In determining whether to approve any particular request, the Brokerage Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Brokerage Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Brokerage Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Brokerage Committee for review for possible conflicts of interest. The Brokerage Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

•	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Brokerage Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

Aberdeen U.S. Registered Advisers

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients. A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

Calamos Advisors LLC

Calamos Partners LLC

Calamos Wealth Management LLC

Proxy Voting Policies and Procedures

Introduction

Calamos Advisors LLC, Calamos Partners LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as “Calamos”), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds and closed-end funds (the “Funds”)), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

Calamos has adopted and implemented these policies and procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Responsibility of Calamos to Vote Proxies

Calamos has assigned its administrative duties with respect to the analysis and voting of proxies to its Risk Management Group within the Portfolio Management Department (“Proxy Group”) and administrative processing to its Corporate Actions Group (“Corporate Actions”) within the Operations Department. Additionally, to assist in analyzing, voting, administration, and reporting its proxy voting obligations, Calamos subscribes to a supplementary unaffiliated third party corporate proxy research service (“Proxy Voting Service(s)”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping, voting, administration, reporting, and vote disclosure services. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. The Proxy Group is responsible for maintaining oversight of all facets of the processes described above.

As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests may conflict with the interests of Advisory Clients. Calamos votes each proxy while the Proxy Voting Service ensures that the decisions are implemented for each client. Calamos will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise. All proxies will be voted based upon Calamos’ instructions and/or policies.

Responsibility and Oversight

Calamos has delegated its duties with respect to analysis and voting of proxies to its Proxy Group. The Proxy Group’s responsibilities consist of ensuring proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) are voted according to our proxy policy. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment. The Proxy Group shall have responsibility for: i) voting the proxies of clients subject to these Policies and

Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Committee if necessary); and (v) maintaining proxy voting records.

Based on the instruction provided by the Proxy Group and/or the principles inherent in our proxy policy, Corporate Actions will vote and process proxies. Proxies are voted solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for: (i) identifying potential conflicts of interest and reporting them to the Proxy Review Committee; (ii) maintaining appropriate records pursuant to these procedures and applicable SEC rules; (iii) monitoring proxies are voted as directed by the Proxy Group or Proxy Review Committee; and (iv) ensuring that the voting process is timely.

Limitations Relating to Proxy Voting

Voting of Proxies on Securities Not Held. The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will vote all proxies received for securities not held on the shareholder meeting date. The Proxy Group considers various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment.

Securities Lending. Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties. If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances. For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund’s or account’s investment in such loaned securities. There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters.

Fund of Funds. Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds. The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

Securities of Foreign Issuers. In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following

(i)	Share Blocking. In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk. Therefore, it often may be in the best interests of our investors not to vote such proxies. Whether we vote such proxies will be determined on a case by case basis.

(ii)	Lack of Notice or Information. Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that we cannot research the issues presented. In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.

Conflicts of Interest

A.	Identification of Conflicts of Interest. All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

(i)	The issuer is a client of Calamos or its affiliates;

(ii)	The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;

(iii)	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);

(iv)	An employee of Calamos or its affiliates, also serves as a director or officer of the issuer;

(v)	A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, also serves as an officer or director of the issuer; or

(vi)	The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B.	Establishment and Operation of Proxy Review Committee. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of its proxy voting service, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos’ clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C.	Records of Corporate Actions. Corporate Actions will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

General Proxy Voting Guidelines

In keeping with its fiduciary obligations to its Advisory Clients, Calamos has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes. Calamos generally will vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts.

Calamos’ proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos’ organization, including Portfolio Management, Legal, Compliance, and Calamos’ officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.

One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos’ ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company’s management in any situation where it determines that the support of management’s position would adversely affect the investment merits of owning that company’s shares.

The following guidelines reflect what Calamos believes to be good corporate governance and behavior:

1.	Corporate Governance and Structure

a.	Board of Directors/Trustees. The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.	Ratification of Auditors. As needed, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

c.	Merger, Acquisitions, Reincorporation and Other Transactions. Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.

d.

Anti-Take Over Measures and Shareholder Voting Rights. Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders.

Calamos generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

e.	Capital Structure. Calamos realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. In general Calamos respects management’s capital structure judgment and forecasting abilities. As needed, and with collaboration from our research analysts, Calamos will carefully review material proposals by companies to increase authorized shares and the purpose for the increase.

f.	Social and Corporate Policy Issues. As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.

g.	Global Corporate Governance. Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos’ proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.

2.	Executive Compensation and Option Plans. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review its proxy voting service’s analysis to assess such plans. Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose “golden parachutes” that are considered excessive. Calamos will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

3.	Other Business Matters Many proxy statements include the approval of routine business matters, such as changing the company’s name, and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

Record Retention and Disclosure

A.	Record Retention. The Adviser shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) Security Identifier; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.	Disclosure. The Adviser shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.	Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate sustainability and social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

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Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

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Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

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Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

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When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

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When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

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When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

II.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners—whom directors are supposed to represent—are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners—often a majority of shareowners—to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25 % of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

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The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

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The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•	The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

B.	Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies—including salaries, option awards, bonuses, and restricted stock grants—of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•	The Fund advisor will vote on a case-by-case basis proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation).

Compensation Committee

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The Fund advisor may oppose members of the compensation committee when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing are submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

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The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

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The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve se

C.	Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

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The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

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The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

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The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

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The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

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The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

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The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

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The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.	CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.	Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•

The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.	Environment

All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•

The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming—including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

•

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems in areas of water scarcity.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

•

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.	Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities have long been subject to discrimination in the workplace—denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•

The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.	International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact and the Voluntary Principles on Security and Human Rights. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•

The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

•	The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.

•

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.	Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

•

The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•

The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.	Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•

The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•

The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.	Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.	Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to sub prime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.	Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•

The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

DUPONT CAPITAL MANAGEMENT CORPORATION

SUMMARY OF PROXY VOTING POLICY

X.	Proxy Voting Policy

Dupont Capital Management Corporation (“DCM”) may be required to vote proxies for some client accounts, including proxy solicitations with respect to the portfolio securities of Registered Investment Companies advised or sub-advised by DCM. If DCM determines that a material conflict of interest exists for a client that is a Registered Investment Company, it shall promptly notify the Registered Investment Company’s Board of Directors or Trustees of the conflict of interest and seek guidance from the Board on voting such a proxy. Below is DCM’s proxy voting policy. A copy of DCM’s proxy voting policy and any changes thereto will be provided to DCM’s RIC clients.

Objective. The objective of this policy is to ensure that DCM meets its obligations under proxy voting Rule 206(4)-6 and recordkeeping Rule 204-2 under the Advisers Act, including: voting proxies in the best interests of its clients, disclosing and mitigating conflicts of interest, maintaining appropriate records on votes cast and written requests from clients for proxy voting information, and advising clients on how they can obtain a copy of DCM’s proxy voting policy and information on how their proxies were voted.

RiskMetrics. DCM has engaged RiskMetrics to provide proxy voting recommendations and voting services. These services include implementation of custom voting policies; timely submittals of votes in accordance with the appropriate policy; delivery, upon request, of proxy statements and/or reports on votes cast; and ensuring that corporate action notices, as applicable, are appropriately addressed. RiskMetrics, through its ISS Governance Services (ISS) group, is a recognized provider of proxy voting services. The names RiskMetrics and ISS are used interchangeably throughout this policy.

Voting Options Available to DCM’s Clients. With regard to equity securities managed on its behalf by DCM, a client may (1) reserve the right to vote its own proxies, (2) direct DCM to vote proxies in accordance with the client’s voting policy, in which case DCM will work with RiskMetrics to implement a custom policy in accordance with the client’s wishes, or (3) grant discretion to DCM regarding proxy voting decisions.

Where DCM has discretion on proxy voting decisions, it votes in a manner it determines is in the best interest of (1) the plan participants where DCM is managing ERISA or similar benefit plan assets or (2) the client for all other assets. This is achieved through a custom voting policy that DCM has established with RiskMetrics’ ISS group. In the vast majority of cases, DCM’s custom policy is identical to ISS’s “Benchmark Voting Policy.” There are a few scenarios, however, where DCM votes with management rather than with RiskMetrics’ Benchmark policy, e.g., separation of Chairman and CEO, cumulative voting, rotation of audit firms, and Director and Officer liability protection (except when willful misconduct is indemnified or there is pending litigation against directors), and, in certain cases as described below, ownership thresholds required to call special meetings. The following outlines DCM’s reasons for deviating from the ISS Benchmark Policy:

Separation of Chairman and CEO — DCM believes that the board of directors is in the best position to make this decision. Many well-run companies are led by a Chairman/CEO.

Cumulative voting — Cumulative voting violates the principle of one person-one vote and favors minority special interest groups.

Rotation of audit firms — It is expensive and time consuming to rotate audit firms.

Director and Officer liability protection — Broader indemnification is useful in attracting and retaining qualified directors.

Ownership thresholds for calling special meetings — DCM's view is that a 25% ownership threshold appropriately balances the rights of shareholders against the expense, disruption, and time requirements associated with holding special shareholder meetings. Accordingly, DCM will vote FOR (a) proposals that establish rights to call special meetings when such proposals specify an ownership level of 25% or more and (b) proposals that reduce requirements for calling special meetings from an ownership level above 25% to a level of no less than 25%. DCM will vote AGAINST any proposal to establish or reduce these thresholds below 25%. The standard ISS voting policy votes FOR these proposals without regard to the ownership level specified in the proposal.

In some cases, DCM may decide that special circumstances warrant an override to DCM’s custom policy. Please refer to the Conflicts of Interest section for more information on this process.

Detailed and summary versions of ISS’s voting policies are available at www.riskmetrics.com.

Clients’ Rights to Information. Each DCM client is entitled to a copy of DCM’s proxy voting guidelines and to information on how DCM has voted proxies for shares held in its account(s). This information can be requested through each client’s relationship manager. DCM’s proxy voting administrator obtains the requested information from RiskMetrics’ website or from the representative at RiskMetrics that services DCM’s account and provides a response to the client through DCM’s Marketing and Client Services group.

Records Maintained. DCM is responsible for maintaining various proxy voting records required under Books and Records Rule 204-2 as summarized below:

Responsibility List for Proxy Voting Records under Rule 204-2
Description of Record	PV Administrator	PM	CCO	Mktg

Copies of all policies and procedures required by Rule 206(4)-6.			X

A copy of any document created by a DCM employee that was material to making a decision on how to vote proxies on behalf of a client; or a memorandum that documents the basis for that decision (Referrals & Overrides)	X (PM instructions and approvals)	X (Details)

A copy of each written client request for information about proxy voting on behalf of the client; and a copy of any written response by DCM to any client request (written or oral) on how that client’s proxies were voted.				X

A copy of each proxy statement received by DCM regarding client securities. The Rules allow DCM to meet this requirement by relying on RiskMetrics (a third party) to make and maintain on our behalf the copies of proxy statements.	X (Via RM)

Responsibility List for Proxy Voting Records under Rule 204-2
Description of Record	PV Administrator	PM	CCO	Mktg

A record of each vote cast by DCM on behalf of a client. DCM again relies on RiskMetrics to make and retain a record of all votes cast. The RiskMetrics website allows DCM to promptly retrieve the voting records.	X (Via RM)

Copies of client contracts with DCM.				X

As permitted under SEC Rules, DCM relies on RiskMetrics to provide proxy statements and voting records on DCM’s behalf. RiskMetrics makes these records available to DCM promptly upon request.

Conflicts of Interest. DCM employees within Business Services periodically review RiskMetrics’ website (which contains a comprehensive due diligence package) and SAS 70 report for evidence of satisfactory segregation between its proxy voting business and its consulting business. In addition to its practices of transparency and disclosure, ISS maintains a “firewall” separating the staff that performs proxy analyses from the members of its Corporate Services business. This firewall includes legal, physical and technological separations. The two groups are separately managed and the compensation of ISS’ proxy analysts is not directly tied to any activities of the Corporate Services business.

At times, proxy voting options that are in the best interests of DCM’s client may not be in the best interest of DCM. This conflict is addressed by DCM in the following ways:

•

DCM relies on ISS’s independent research and voting recommendations in the vast majority of proxy voting decisions. ISS is an industry leader that specializes in voting proxies in the best interests of plan participants and advisory clients.

•

In the cases where DCM’s custom policy varies from the ISS Benchmark policy, DCM has documented its reasoning and obtained the approval of its Chief Compliance Officer for each case where such differences exist. Some examples are highlighted in the Voting Options Available to DCM’s Clients section above.

•

While the DCM custom policy’s recommended voting position is generally accepted by DCM, there may be matters that have a potentially significant impact on the company (e.g., mergers) where a DCM analyst or portfolio manager believes that overriding the recommended vote is in the best interest of plan participants or clients. An equity analyst, equity portfolio manager, or DCM’s Chief Compliance Officer must provide a written, objective rationale explaining why an override is in the best interests of plan participants or clients. Two equity portfolio managers and/or senior DCM officers must sign the override recommendation.

•	Disclosure to clients, upon request, of proxy voting decisions provides transparency and an incentive for DCM to fulfill its obligation to put the interests of its clients before its own interests.

Oversight. While DCM has outsourced the proxy voting activity, it retains an important responsibility to monitor and oversee the services it receives from RiskMetrics. In addition to obtaining various policies and procedures from RiskMetrics, and its annual SAS 70 report, DCM’s proxy voting administrator monitors voting activity through reporting tools provided on RiskMetrics’ website. Reporting capabilities include identification of “meetings not voted,” “votes against policy,” and meetings where action may be required by DCM in order to vote proxies. These reports are run at least monthly and any items requiring follow-up are addressed with DCM’s account manager at RiskMetrics. If an error occurs, DCM works with RiskMetrics personnel to ensure that controls are put in place to prevent a recurrence.

DCM’s proxy voting administrator serves as a liaison between portfolio managers and RiskMetrics on voting matters that are voted on a “case-by-case” basis, and maintains records of decisions on such votes. Portfolio managers are responsible for handling overrides as described in the “Conflict of Interest” section above, and for providing written voting instructions on case-by-case proxy issues.

DCM’s Fiduciary Committee has a role in reviewing and approving DCM’s proxy voting policy and changes thereto.

September 2012

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy

Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state, foreign regulatory

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.

restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines. GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Effective: February 2012

APPENDIX A

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

US proxy items:

1. Operational Items	page 1
2. Board of Directors	page 2
3. Executive and Director Compensation	page 4
4. Proxy Contests and Access	page 7
5. Shareholder Rights and Defenses	page 8
6. Mergers and Corporate Restructurings	page 8
7. State of Incorporation	page 9
8. Capital Structure	page 9
9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9

International proxy items:

1. Operational Items	page 12
2. Board of Directors	page 13
3. Compensation	page 15
4. Board Structure	page 15
5. Capital Structure	page 16
6. Other	page 18
7. Environmental, Climate Change and Social Issues	page 18

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with Securities and Exchange Commission (“SEC”) rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2. Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s)

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3. Executive and Director Compensation Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•

There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals); Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Other considerations include:

•	Board responsiveness to the majority vote outcome of previous frequency on pay votes

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance

•	Egregious employment contracts

•	Excessive severance and/or change in control provisions

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval

•	Excessive Perquisites

The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing

•	If it is a value-for-value exchange

•	If surrendered stock options are added back to the plan reserve

•	Option vesting

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

4. Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

Vote CASE_BY-CASE on shareholder or management proposals asking for open proxy access. GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•

The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%); The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally Vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying the se guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specfic Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7. Environmental, climate change and social issues

Please refer to page 9 for our current approach to these important topics.

Mercator Asset Management, L.P. (“MAM”)

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

•

Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary, it may be appropriate for us to engage in active monitoring and communications with the issuer and, if appropriate, a translation service will be used.

•

MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal. If MAM should inadvertently receive voting materials for a client who HAS NOT delegated voting authority to MAM, then MAM would promptly forward all proxy materials to said client. In addition, if for any client account MAM receives notice of legal proceedings involving client securities, including without limitation bankruptcies and class actions, MAM would promptly forward such notices to the client.

•	MAM receives company meeting information and proxy materials from ISS / An MSCI Brand. MAM also refers to ISS / An MSCI Brand International Proxy Voting Guidelines Summary, for informational purposes.

Proxy Voting Procedures:

•

The Research Analyst for each security’s corresponding market is responsible for client proxy voting. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Research Analyst that requires special consideration will be presented to MAM’s investment committee for a decision.

•

MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS / An MSCI Brand recommendation if available, or, if not, then in accordance with the ISS / An MSCI Brand International Proxy Voting Guidelines Summary.

•	Full documentation is kept on each vote cast in every client account and procedures are in place to assure that voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 26, 2012) and

PORTFOLIO PROXY VOTING GUIDELINES (as of March 26, 2012)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•

With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,

OFI Institutional Asset Management, Inc.,

OFI Private Investments Inc.

HarbourView Asset Management Corporation

New York Board of the Oppenheimer Funds:

Denver Board of the Oppenheimer Funds:

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

¡	shareholder rights are protected;

¡	there is a negligible or positive impact on shareholder value;

¡	management provides sufficiently valid reasons for the amendments; and/or

¡	the company is required to do so by law (if applicable); and

¡	they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name.

•	Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

¡	an auditor has a financial interest in or association with the company, and is therefore not independent;

¡	fees for non-audit services are excessive;

¡	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

¡

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

¡	composition of the board and key board committees;

¡	attendance at board meetings;

¡	corporate governance provisions and takeover activity;

¡	long-term company performance relative to a market index;

¡	directors’ investment in the company;

¡	whether the chairman is also serving as CEO;

¡	whether a retired CEO sits on the board.

¡	Whether the company or director is targeted in connection with public “vote no” campaigns.

•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

¡	attend less than 75% of the board and committee meetings without a valid excuse;

¡	implement or renew a dead-hand or modified dead-hand poison pill;

¡	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

¡	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

¡	failed to act on takeover offers where the majority of the shareholders tendered their shares;

¡	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

¡	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

¡

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

¡	enacted egregious corporate governance policies or failed to replace management as appropriate;

¡	are inside directors or affiliated outside directors; and the full board is less than majority independent;

¡

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

¡	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

¡	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

¡

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6 Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

¡	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

¡	only if the director’s legal expenses would be covered.

2.8 Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9 Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10 Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

¡	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

¡	two-thirds independent board;

¡	all-independent key committees;

¡	established governance guidelines;

¡

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

¡	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11 Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

¡	the applicable listing standards determination of such director’s independence;

¡	any operating ties to the firm; and

¡	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

¡	the terms of the agreement;

¡	the duration of the standstill provision in the agreement;

¡	the limitations and requirements of actions that are agreed upon;

¡	if the dissident director nominee(s) is subject to the standstill; and

¡	if there are any conflicting relationships or related party transactions.

2.12 Require More Nominees than Open Seats

•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13 Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14 Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	problematic pay practices, current and past.

2.15 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

¡	long-term financial performance of the target company relative to its industry;

¡	management’s track record;

¡	background to the proxy contest;

¡	qualifications of director nominees (both slates);

¡	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

¡	stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

¡	20% or higher flip-in or flip-over;

¡	two to three-year sunset provision;

¡	no dead-hand, slow-hand, no-hand or similar features;

¡

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

¡	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

¡	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4 Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7 Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

¡	purchase price;

¡	fairness opinion;

¡	financial and strategic benefits;

¡	how the deal was negotiated;

¡	conflicts of interest;

¡	other alternatives for the business; and

¡	non-completion risk.

5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

¡	impact on the balance sheet/working capital;

¡	potential elimination of diseconomies;

¡	anticipated financial and operating benefits;

¡	anticipated use of funds;

¡	value received for the asset;

¡	fairness opinion;

¡	how the deal was negotiated; and

¡	conflicts of interest.

5.4 Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

¡	dilution to existing shareholders’ position;

¡	terms of the offer;

¡	financial issues;

¡	management’s efforts to pursue other alternatives;

¡	control issues; and

¡	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

¡	the reasons for the change;

¡	any financial or tax benefits;

¡	regulatory benefits;

¡	increases in capital structure; and

¡	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

¡	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

¡	adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

¡	offer price/premium;

¡	fairness opinion;

¡	how the deal was negotiated;

¡	conflicts of interests;

¡	other alternatives/offers considered; and

¡	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

¡	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

¡	cash-out value;

¡	whether the interests of continuing and cashed-out shareholders are balanced; and

¡	the market reaction to public announcement of the transaction.

5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

¡	percentage of assets/business contributed;

¡	percentage of ownership;

¡	financial and strategic benefits;

¡	governance structure;

¡	conflicts of interest;

¡	other alternatives; and

¡	non-completion risk.

5.10 Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

¡	prospects of the combined company anticipated financial and operating benefits;

¡	offer price (premium or discount);

¡	fairness opinion;

¡	how the deal was negotiated;

¡	changes in corporate governance;

¡	changes in the capital structure; and

¡	conflicts of interest.

5.12 Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

¡	dilution to existing shareholders’ position;

¡	terms of the offer;

¡	financial issues;

¡	management’s efforts to pursue other alternatives;

¡	control issues; and

¡	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

¡	tax and regulatory advantages;

¡	planned use of the sale proceeds;

¡	valuation of spinoff;

¡	fairness opinion;

¡	benefits to the parent company;

¡	conflicts of interest;

¡	managerial incentives;

¡	corporate governance changes; and

¡	changes in the capital structure.

5.14 Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16 Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

¡	valuation;

¡	market reaction;

¡	deal timing;

¡	negotiations and process;

¡	conflicts of interest;

¡	voting agreements; and

¡	governance.

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

¡	specific reasons/rationale for the proposed increase;

¡	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

¡	the board’s governance structure and practices; and

¡	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

¡	it is intended for financing purposes with minimal or no dilution to current shareholders; and

¡	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

¡	more simplified capital structure;

¡	enhanced liquidity;

¡	fairness of conversion terms;

¡	impact on voting power and dividends;

¡	reasons for the reclassification;

¡	conflicts of interest; and

¡	other alternatives considered.

7.8 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10 Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11 Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

¡	the total cost of the company’s equity plans is unreasonable;

¡	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

¡

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

¡

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

¡	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

¡	director stock ownership guidelines with a minimum of three times the annual cash retainer;

¡	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

¡	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

¡	no retirement/benefits and perquisites provided to non-employee directors; and

¡

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3 Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6 Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

¡	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

¡	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

¡	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

¡	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

¡	an executive may not trade in company stock outside the 10b5-1 Plan; and

¡	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

¡	historic trading patterns;

¡	rationale for the repricing;

¡	value-for-value exchange;

¡	option vesting;

¡	term of the option;

¡	exercise price; and

¡	participation.

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

•	there is a two-year minimum holding period for sale proceeds.

•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

¡	purchase price is at least 85% of fair market value;

¡	offering period is 27 months or less; and

¡	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

¡	purchase price is at least 85% of fair market value;

¡	offering period is greater than 27 months; and

¡	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

¡	broad-based participation;

¡	limits on employee contribution;

¡	company matching contribution up to 25 percent;

¡	no discount on the stock price on the date of purchase.

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

¡

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

¡	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

¡	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

¡	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

¡	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16 Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

¡	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

¡	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

¡	What type of industry does the company belong to?

¡	Which stage of the business cycle does the company belong to?

8.17 Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18 Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

¡	the parachute should be less attractive than an ongoing employment opportunity with the firm;

¡	the triggering mechanism should be beyond the control of management;

¡	the amount should not exceed three times base salary plus guaranteed benefits; and

¡

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

¡	If presented as a separate voting item, OFI will apply the same policy as above.

¡

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20 Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21 Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

¡	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

¡	the nature of the proposal where financial restatement is due to fraud;

¡	whether or not the company has had material financial problems resulting in chronic restatements; and/or

¡	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22 Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23 Bonus Banking/Bonus Banking “Plus”

•

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24 Golden Coffins/Executive Death Benefits

•

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25 Eliminate Accelerated Vesting of Unvested Equity

•

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

¡	have a discernable positive impact on short-term or long-term share value; or

¡	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0 OPERATIONAL ITEMS

1.1.7 Routine Items

•

Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.8 Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

¡	there are material concerns about the financials presented or audit procedures used; or

¡	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.9 Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

¡	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

¡	the payout ratio is excessive given the company’s financial position.

1.1.10 Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.11 Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3 Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

¡	there are serious concerns about the statutory reports presented or the audit procedures used;

¡	questions exist concerning any of the statutory auditors being appointed; or

¡	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4 Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5 Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0 THE BOARD OF DIRECTORS

2.14 Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

¡	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

¡	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3 Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

¡	to give the board more time to find an alternative value enhancing transaction; and

¡	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

¡	determine whether actions by shareholders constitute a change in control;

¡	amend material provisions without shareholder approval;

¡	interpret other provisions;

¡	redeem the plan without a shareholder vote; or

¡	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

¡	unacceptable key definitions;

¡	flip-over provision;

¡	permitted bid period greater than 60 days;

¡	maximum triggering threshold set at less than 20% of outstanding shares;

¡	does not permit partial bids;

¡	bidder must frequently update holdings;

¡	requirement for a shareholder meeting to approve a bid; or

¡	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

¡	an exemption for a “permitted lock up agreement”;

¡	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

¡	exclude reference to voting agreements among shareholders.

4.8 Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9 Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10 Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11 Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0 Mergers and Corporate Restructurings

5.16 Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17 Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18 Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0 CAPITAL STRUCTURE

7.12 Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13 Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

¡	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

¡	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14 Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15 Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

¡

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

¡

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16 Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17 Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18 Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19 Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20 Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.21 Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22 Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Principal Global Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

Review and approval by the Compliance Department.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also

[1]	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA — Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

—	Restrictions for share blocking countries;[2]
—	Casting a vote on a foreign security may require that the adviser engage a translator;
—	Restrictions on foreigners’ ability to exercise votes;
—	Requirements to vote proxies in person;
—	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
—	Untimely notice of shareholder meeting;
—	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

[2]

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•

The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of g class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS — were voted in a manner consistent with the Advisers’ fiduciary duties.

Pyramis Global Advisors’ Proxy Voting Guidelines

November 2012

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Like other Pyramis employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Pyramis employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision—includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute—Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail—payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision—a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature—a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill—a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company—a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

H.	Small-Capitalization Company—a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with market capitalization under US $300 million.

J.	Evergreen Provision—a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	FMR will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.	In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure/Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

PROXY VOTING POLICIES AND PROCEDURES OF SECTORAL ASSET MANAGEMENT INC.

1. Introduction

Rule 206(4)-6 under the Advisers Act requires an adviser with voting responsibilities for its client’s securities to comply with the following responsibilities:

1.	Policies must be in writing;

2.	Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3.	Policies must describe how the adviser resolves those conflicts in the interest of clients;

4.	An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client’s proxies and not those of other clients;

5.	An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6.	An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:

a.	Copies of its proxy voting policies and procedures;

b.	Copies of each proxy statement received;

c.	Records of votes cast;

d.	Records of all communications received whether oral or written;

e.	Internal documents created that were material to the voting decision; and

f.	A record of each client request for proxy voting records (including the date of the request, the name of the client and date of the response) and the advisers response.

7.	An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8.	In voting proxies, an adviser must act prudently and solely in the interest of clients.

2. Proxy Voting Authority

Unless otherwise specifically directed by a client in writing, Sectoral is responsible for the voting of all proxies related to securities that it manages on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

3. Statements of Policies and Procedures

A.	Policy Statement. The Advisers Act requires Sectoral, at all times, to act solely in the best interest of its clients. Sectoral has adopted and implemented these Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Sectoral has established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, Sectoral generally votes proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with its fiduciary duty to ensure that proxies are voted in the best interest of its clients, Sectoral may from time to time vote proxies against management’s recommendations.

B.	Conflicts of Interest. Sectoral has established the following policies to prevent the occurrence of a conflict of interest:

1.	Sectoral does not manage any pension plan of companies in which Sectoral invests.

2.	Neither Sectoral nor its affiliates offer any other services than investment advisory.

3.	Sectoral’s officers do not participate on the board of any company in which Sectoral could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of Sectoral’s external directors is a member of a board of a company in Sectoral’s universe, it will not invest in that company.

4.	Sectoral offers to its clients the option to vote their proxies.

5.	As described below Sectoral has delegated the voting of proxies to a third party.

6.	If a client wishes to intervene in the proxy voting process, they are free to do so.

Although Sectoral believes the above measures will largely prevent the occurrence of material conflicts of interest, Sectoral acknowledges that other conflicts of interest may arise from time to time and Sectoral takes additional measures to address those conflicts. Specifically, Sectoral reviews proxies to assess the extent, if any, to which there may be a material conflict between the interests of its clients and its interests (including those of its affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”). Sectoral performs this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If Sectoral determines that a potential conflict may exist, Sectoral shall promptly report the matter to the CCO. The CCO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of Sectoral’s clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CCO may determine that Sectoral resolves a potential conflict in any of the following manners:

1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, Sectoral may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on its part;

2.	Sectoral may disclose the potential conflict to its clients and obtain the consent of a majority in interest of its clients before voting in the manner approved by a majority in interest of its clients;

3.	Sectoral may engage an independent third-party to determine how the proxy should be voted; or

Sectoral uses commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of Sectoral’s senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities.

1.	Limited Value. Sectoral may abstain from voting a client proxy if it concludes that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. Sectoral may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, Sectoral will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Sectoral’s decision will take into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of its client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Client Guidelines. Sectoral votes a client’s proxies in accordance with the client’s investment guidelines.

b.	Mutual Funds. Sectoral votes proxies of its mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c.	ERISA Accounts. Sectoral votes proxies of its ERISA clients, if any, in accordance with its duty of loyalty and prudence, in compliance with the plan documents, as well as its duty to avoid prohibited transactions.

4.	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Sectoral’s policy is generally not to vote the shares in shareblocking countries.

5.	Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, Sectoral is not required to vote securities on loan unless it has knowledge of a material voting event that could affect the value of the loaned securities. In this event, Sectoral may, in its sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

6.	Client Direction. Unless otherwise directed by a client in writing, Sectoral is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct Sectoral in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. Sectoral will follow any such written direction for proxies after its receipt of such written direction.

D.	Disclosure. A client for whom Sectoral is responsible for voting proxies may obtain information from Sectoral regarding how it voted the client’s proxies. Clients should contact their portfolio manager to make such a request.

E.	Review and Changes. Sectoral shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon its experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, Sectoral may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of Sectoral’s Proxy Voting Policies and Procedures from their portfolio manager.

F.	Delegation. As described in Item 5 below, Sectoral has delegated certain of its responsibilities under these Proxy Voting Policies and Procedures to a third party, Risk Metrics Group (“RMG”), but Sectoral has retained final authority and fiduciary responsibility for proxy voting and it will monitor RMG’s compliance with these Proxy Voting Policies and Procedures.

4. Administration of Policies and Procedures

A.

CCO. The CCO is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The CCO also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the CCO sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

B.	Investment Support Group. The Investment Support Group (“Investment Support Group”) of RMG is responsible for administering the proxy voting process as set forth in the Policies and Procedures. RMG shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the annual contract entered into between RMG and Sectoral. RMG shall vote in accordance with the guidelines agreed upon between RMG and Sectoral.

C.	Proxy Administrator. The Investment Support Group of RMG will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

5. How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, Sectoral has retained RMG as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Sectoral relies upon RMG research in establishing its proxy voting guidelines, and many of its guidelines are consistent with RMG positions, it may deviate from RMG recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by RMG and agreed upon by us, is available to Sectoral’s clients on request.

A.	Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Votex system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Sectoral indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Votex system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to Sectoral shall forward all ballots to RMG. To ensure that the custodians forward all ballots to RMG, Sectoral shall send a holdings report to RMG at the end of every month. RMG shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to RMG. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on Sectoral’s domicile. RMG shall also keep a record of all proxies voted on our behalf.

B.	Monitoring and Resolving Conflicts of Interest. Sectoral is also responsible for monitoring and resolving possible material conflicts between its interests and those of its clients with respect to proxy voting. Application of Sectoral’s guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since its voting guidelines are pre-determined by Sectoral using recommendations from RMG, an independent third party. However, for proxy votes inconsistent with its guidelines, together with the Proxy Administrator, Sectoral will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Sectoral also assesses whether any business or other relationships between it and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the CCO for immediate resolution.

6. Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests Sectoral to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

Sectoral retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as Sectoral’s voting guidelines and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

TURNER INVESTMENTS, L.P.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investments, L.P., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investments, L.P.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

VICTORY CAPITAL MANAGEMENT INC.

PROXY VOTING POLICY

Effective Date:	August 18, 2003
Revised Date:	October 11, 2011

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•

the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

*	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE ACTIONS

The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

ROUTINE/MISCELLANEOUS PROPOSALS

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports

(This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1.	Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable;

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4.	Director Competence Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Categorization of Directors

1.	Inside Director (I)

1.1.	Employee of the company or one of its affiliates[i].

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Victory will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was underway for a full-time CEO at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause Victory to deem the founder as an independent outsider.

xii For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

OTHER BOARD-RELATED PROPOSALS

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting. Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria: The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place

Otherwise vote with stated policy; Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access )

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

PROXY CONTESTS—VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

TAKEOVER DEFENSES AND RELATED ACTIONS

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL. Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent. Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

[3]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt

(This is a non-US issue.) Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

RESTRUCTURING

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE–BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction— How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors For Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS—Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote FOR golden parachute compensation.

Vote AGAINST golden parachute compensation where the parachute is in excess of 2.99 times the previous year’s salary and bonus.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.

Vote AGAINST any plan that issues over 30% of the outstanding stock at that time.

Victory also will vote AGAINST any plan that provides loans to officers or directors to exercise options.

Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section). The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan. Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

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First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

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Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

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Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal—related to the elimination of accelerated vesting—requires more careful consideration. The following factors will be taken into regarding this policy.

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The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

SOCIAL/ENVIRONMENTAL ISSUES

Overall Approach

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions

Generally vote FOR, if proposal requests more information on political contributions and trade association payments make with corporate funds

Otherwise, if more disclosure on trade associations made with corporate funds is not requested and company provides a report on political contributions, vote AGAINST.

General Sustainability Reporting Proposals

Generally vote AGAINST if:

•	company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•	Similar disclosure as its peers

•	Free from any major incidents in the past several years

MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.

ADDITIONAL TOPICS

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g.—family member on board of company)—he/she will not vote (or recluse themselves from voting).

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Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock—A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw—Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter—Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board—A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting—Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance—Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting—Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions—Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail—Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification—Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting—The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill—The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights—pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy—The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest—Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement—A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan—A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation—Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock—Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan—A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal—Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan—A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws—In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency—their shareowners.

Supermajority—Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself—that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report—A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent—The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option—An option with exercise price equal to the current market price.

Change-in-Control Provision—A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock—A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan—A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP)—A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price—Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s)—Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option—The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan—A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Performance Shares—Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Premium-Priced Options—An option whose exercise price is set above fair market value on grant date.

Repricing—An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock—A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m)—The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT)—A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs)—An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule—A holding period following grant date during which time options may not be exercised.

Volatility—The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD)—The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

EXCEPTION/ESCALATION POLICY

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members. When applicable, exceptions will be presented to the Chief Compliance Officer of KeyBank N.A.